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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Portfolios

ANNUAL REPORT
December 31, 2009

Table of Contents

THE ALGER PORTFOLIOS

Letter to Our Shareholders	1

Portfolio Highlights	11

Portfolio Summary	18

Schedules of Investments	19

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	77

Additional Information	97

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Dear Shareholders,	January 22, 2010

Year-in-Review

At Alger, we are optimistic that the unprecedented turmoil that began over a year ago in September 2008 has ended, although we believe there may be some “pause” in the dramatic rally that began in March 2009. We believe the expected market pause in 2010 will serve to “refresh” the U.S economy, and for that matter, the global economy. Ultimately, we are confident that a new bull market has begun that will play out over the next several years.

Since March 2009, equity performance worldwide has been remarkable amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. For the one year period ending 12/31/09, the S&P 500 Index delivered 26.45%. The Russell 1000, Russell Midcap and Russell 2000 Indexes each returned 28.43%, 40.48%, and 27.17%, respectively, with midcap stocks outperforming small and large cap stocks. Growth stocks significantly outperformed value as indicated by the Russell 1000 Growth and Value Indexes, which returned 37.21% and 19.69%, respectively. On the international front, European equity markets gained more than 31.24% (MSCI Europe) while emerging equity markets (MSCI EMF) rose an astounding 79.02%. In addition to positive performance by equity markets around the globe, credit markets showed some of the strongest performance on record with the U.S. High Yield market (Barclays Capital U.S. High Yield Index) returning 35.47% for the 1-year period ended 12/31/09. The investment grade credit market (Barclays Capital U.S. Credit Index) also showed a significant 1-Year return, gaining nearly 16.04%, over the same time period.

We believe the recession in the U.S. largely ended in third quarter of 2009, but a full economic recovery in the U.S. is far from complete. The various government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have succeeded in taking the worst case scenario of a total financial system collapse off the table. This success is evident, in our opinion, by the improving economic activity throughout the world, not to mention better functioning capital and funding markets. For the U.S., it is likely that the broadest measures of our economy will support our view at Alger that, near term, a stronger than expected recovery continues into early 2010. However, we expect at some point that the ability of the U.S. economy to leverage the momentum of recovery with “true” growth in 2010 and beyond will be a source of anxiety for U.S. markets. The consensus economic view appears to be that the U.S. will experience a long period of subdued expansion. We, too, believe weakness in the job market is likely to persist and will make whatever economic conditions the U.S. experiences “feel” recessionary for many Americans well into 2010.

In December, the U.S. unemployment rate climbed above 10%, its highest level in nearly 26 years. Discouraged and part-time workers (those who have either temporarily given up looking for work or have part-time jobs but want full-time work) likely place the true unemployment rate closer to 17%. While unemployment does have an adverse impact on consumer sentiment and spending, it has historically been a lagging indicator that typically improves after the overall economy improves. Therefore, we believe unemployment is likely to remain stagnant in 2010, even as other areas of the economy continue to show signs of improvement. This pattern is typical of post-recessionary periods of recovery, and we see no reason it won’t hold true today.

As we look back over the past year, it is very clear that Corporate America responded to this downturn more rapidly and with more decisiveness than past recessions. Quite likely, this rapid response to deteriorating business conditions, as well as financial markets, was assisted by the widespread adoption of “just in time” inventory management, sophisticated customer demand prediction and analysis software and methodologies, and the development of flexible, outsourced supply chain management by Corporate America over the last two decades. The result this past year was very aggressive expense cutting, headcount reductions, and capital expenditure deferrals (and cancellations) as we moved through the financial crisis and this recession. This was evident in second quarter earnings reports in July, and repeated recently in October, in the surprisingly strong margins, earnings and cash flows within Corporate America (represented by the S&P 500 and publicly traded companies’ profit performance as tracked by Alger’s analysts), even as revenues were often weaker than expected (especially in the second quarter) or remain significantly lower than prior year levels (especially in the third quarter).

Looking Ahead

Companies now face different decisions as they look to the future — many are already rehiring employees or restarting capital expenditures or deferred investments in their businesses. While some companies will wait for more clarity on economic conditions before increasing investments, others, particularly those participating in markets that have strong long term growth outlooks, will recognize in today’s markets an opportunity to gain market share or enter new markets when costs are lower, and perhaps competition is less than it was (e.g., due to the elimination of financially weaker players). Many of the best known, most successful businesses today were started in the midst of economic recessions for this very reason.

Moreover, it is in the midst of wrenching change within an economy or industry, that opportunity is created for new business models, new ways of doing things, new services and goods that attract a customer with a “changed” perception of need, want and value. We are, clearly, in the midst of such a period. Indeed, the news today is often only tangentially about “the facts” of an event, and much more a debate in our newspapers and on TV, in the halls of government and around the Christmas dinner table, about what are the new values of our society – represented both by what we believe and what we do both as citizens and consumers and, yes, capitalists.

Change is inevitable. Companies – even those with long-standing track records – are not static. Truly successful companies are run by dynamic people who can adapt, change, and grow. This also holds true for the U.S. economy, which has thrived because of its ability to adapt to the positive dynamic changes that are occurring globally. When change happens, some investors panic, while others turn a blind eye, whereas others, like ourselves, accept and embrace change. At Alger, change equals opportunity. We believe that when change occurs – whether it is in a company, sector, industry or the economy - the best investment opportunities emerge and we seek to quickly capture them. This is exactly what we have done over the last year as the market created so many attractive opportunities at very reasonable valuations. The current environment continues to provide us with strong opportunities demonstrating the benefits of our rigorous, original and fundamental research approach in uncovering companies with the strongest fundamentals and the ability to leverage change strategically.

We think the key to success going forward will be dependent largely on identifying companies undergoing Positive Dynamic Change, which we believe offer the best long-term growth potential for our clients. We have been utilizing this approach since 1964 and it has been the driving force behind our investment philosophy.

At Alger, we are bullish on the future of U.S. equity investing. However, we think the stock markets will, and probably should, pause in their rally since March 2009 – and that such a period of consolidation is likely in 2010. Economic uncertainty is high, and that alone should give investors reason to doubt in 2010. We have already seen in 2009 that the vast majority of investment flows in the mutual fund industry has been into cash, short term bond funds, and international (especially emerging market equities), and out of U.S. equities generally. However, publicly traded U.S. equities are not a simple representation of the U.S. economy; in fact, they represent an elite subset of Corporate America. In general, they are the leaders in their industries – some by innovations long ago, and others by innovations so recent we have trouble remembering that they didn’t exist a decade or two ago. They represent some of the most astute global competitors, and derive a significant percentage of their revenues and profits from their success in international markets. Their fundamental operating results so far in 2009 have significantly outperformed investor expectations and led those of the broader U.S. economy. Moreover, we believe these companies are likely to continue to improve as global economic recovery takes hold in late 2010 and the years beyond. Thus, we believe 2010 will offer investors an excellent period to “buy the dips” and for stock investing based on identifying companies with superior growth long term and the financial and other strengths to capitalize on their market opportunities globally. As investors become comfortable with the strength of the U.S. and global economic recovery, we believe U.S. equities, particularly “growth” equities, will once again find strong favor, offering a combination of fundamental performance, growth opportunities and sector leadership, and attractive valuation within a global universe.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 51.10% for the twelve-months ended December 31, 2009, compared to the Russell 3000 Growth Index, which returned 36.99%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Staples and Telecommunication Services.

Among the most important relative contributors were BE Aerospace Inc., Apple Inc., Marvell Technology Group Ltd., Expedia Inc. and Tyco International Ltd. Conversely, detracting from overall results on a relative basis were Nintendo Co. Ltd. (ADS), Satyam Computer Services Ltd. (ADS), International Business Machines Corp., Cephalon Inc., and Cisco Systems Inc.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 47.57% for the twelve-months ended December 31, 2009, compared to the Russell 1000 Growth Index, which returned 37.21%.

During the period, the largest portfolio weightings in the Alger Large Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Energy and Financials sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Materials.

Among the most important relative contributors were Cognizant Technology Solutions Corp., Research In Motion Ltd., Tyco International Ltd., Apple Inc., and Transocean Ltd. Conversely, detracting from overall results on a relative basis were General Electric Co., Nintendo Co. Ltd. (ADS), International Business Machines Corp., Schlumberger Ltd., and Oracle Corp.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 51.70% for the twelve-months ended December 31, 2009, compared to the Russell MidCap Growth Index, which returned 46.30%.

During the period, the largest portfolio weightings in the Alger Midcap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Consumer Discretionary sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Apple Inc., Expedia Inc., Cognizant Technology Solutions Corp., Las Vegas Sands Corp., and Whole Foods Market Inc. Conversely, detracting from overall results on a relative basis were

Satyam Computer Services Ltd. (ADS), Nintendo Co. Ltd. (ADS), Metabolix Inc., NVIDIA Corp., and KB Home.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 45.88% for the twelve-months ended December 31, 2009, compared to the Russell 2500 Growth Index, which returned 41.63%.

During the period, the largest portfolio weightings in the Alger SMid Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Industrials sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Taleo Corp., Marvell Technology Group Ltd., GSI Commerce Inc., Expedia Inc., and Community Health Systems Inc. Conversely, detracting from overall results on a relative basis were Gildan Activewear Inc., Satyam Computer Services Ltd. (ADS), Meridian Bioscience Inc., Immucor Inc., and Cubist Pharmaceuticals Inc.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 45.51% for the twelve-months ended December 31, 2009, compared to the Russell 2000 Growth Index, which returned 34.47%.

During the period, the largest portfolio weightings in the Alger Small Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Financials and Consumer Discretionary.

Among the most important relative contributors were Vistaprint N.V., Taleo Corp. (Cl A), SBA Communications Corp., GSI Commerce Inc., and ON Semiconductor Corp. Conversely, detracting from overall results on a relative basis were First Commonwealth Financial Corp. (Pennsylvania), Meridian Bioscience Inc., Titan Machinery Inc., Actuant Corp. (Cl A), and Human Genome Sciences Inc.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 32.17% for the twelve-months ended December 31, 2009, compared to the S&P 500 Index, which returned 26.45%.

During the period, the largest equity portfolio weightings in the Alger Growth & Income Portfolio were in the Information Technology and Consumer Staples sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Financials and Consumer Discretionary sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Information Technology and Health Care.

Among the most important relative equity contributors were Regal Entertainment Group, Freeport-Mcmoran Copper & G Pfd Conv, World Wrestling Entertainment Inc., Seagate Technology Inc., and Anadarko Petroleum Corp. Regal Entertainment, an operator of movie theatres, performed well as this was a record year for the box office driven by several blockbuster films. Conversely, detracting from overall results on a relative basis were Apple Inc., Google Inc., International Business Machines Corp., General Electric Co., and Oracle Corp. All were relative underperformers as the portfolio was underweight these companies.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 29.25% for the twelve-months ended December 31, 2009, compared to the Russell 1000 Growth Index, which returned 37.21% and the Barclays Capital US Government/Credit Index which returned 4.53%.

During the period, the largest equity portfolio weightings in the Alger Balanced Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Consumer Discretionary and Financials sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Information Technology and Materials.

Among the most important relative equity contributors were Transocean Ltd., Expedia Inc., Cognizant Technology Solutions Corp., Petrobras Petroleo Brasileiro, and Starbucks Corp. Conversely, detracting from overall results on a relative basis were International Business Machines Corp., General Electric Co., Nintendo Co. Ltd. (ADS), Schlumberger Ltd., and Microsoft Corp.

The fixed income portion of the Balanced Portfolio took advantage of the credit market dislocation stemming from 2008’s market meltdown. Credit spreads on average moved to a 2 standard deviation* high versus the historic norm, presenting an incredible opportunity to capture a significant amount of excess spread.** The Fund held 60% of its assets in spread product (corporate and convertible bonds) versus the Barclays Capital US Government/Credit index weighting of 31.55% as of December 31, 2009. As investors embraced the reflation trade and took on more risk the US Treasury and US Agency sectors underperformed after providing the only positive returns in 2008.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Performance returns represent the annual period return of Class I-2 shares prior to the deduction of any sales charges.

The performance data quoted represents past performance, which is not an indication or guarantee of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863. The views and opinions of the Fund’s management in this report are as of the date of the shareholder letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Any securities mentioned should be considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of portfolio holdings as of December 31, 2009. Securities mentioned in the shareholder letter, if not found in the Schedule of Investments, were held by the Fund during the Portfolio’s fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These portfolios are also subject to the risk of a decline in the value of the portfolio’s securities in the event of an issue’s falling credit rating or actual default. Portfolios that participate in leveraging, such as the Capital Appreciation Portfolio, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the portfolio’s net asset value can decrease more quickly than if the portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. The Portfolio’s prospectus contains this and other information about the Portfolio, and may be obtained by asking your financial advisor, calling us at (800) 992-3863, or visiting our website at www.alger.com, or contacting the Portfolio’s distributor, Fred Alger & Company, Incorporated, 111 Fifth Avenue, New York 10003. Member NYSE Euronext, SIPC. Read the prospectus carefully before investing.

Index Definitions:

•                       Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                       Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.  The Russell 1000 represents approximately 90% of the U.S. market.

•                       Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•                       Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•                       Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell

3000 companies with higher price-to-book ratios and higher forecasted growth values.

•                       Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 3000 companies with lower price-to-book ratios and lower expected growth values.

•                       Morgan Stanley Capital International Europe Index is, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

•                       MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                       Barclays Capital U.S. Corporate High Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market.  Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.  The index excludes Emerging Markets debt.  The index was created in 1986, with index history backfilled to January 1, 1983.  The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices.

•                       Barclays Capital U.S. Credit Index is comprised of the U.S. Corporate Index and the non-native currency subcomponent of the U.S. Government-Related Index.  The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect the index’s composition of both corporate and non-corporate issuers.  The U.S. Credit Index includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in USD. Index history is available since 1973.  The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

•                       Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

•                       Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                       Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                       Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

All Russell U.S. indexes are subsets of the Russell 3000ETM Index, which represents approximately 99% of the U.S. equity market.

*Standard deviation of a statistical population, a data set, or a probability distribution is the square root of its variance. Standard deviation is a widely used measure of the variability or dispersion, being algebraically more tractable though practically less robust than the expected deviation or average absolute deviation.

**Spread is a measure of the extent to which the values of a variable, in either a sample or a population, are spread out. The most commonly used measures of spread are variance, standard deviation, mean deviation, median absolute deviation, range, interquartile range, and semi-interquartile range. Of these only the variance is not measured in the same units as the observations.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through December 31, 2009(Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2009. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/25/95)	51.10%	8.61%	(0.83)%	12.79%
Russell 3000 Growth Index	36.99%	1.57%	(3.80)%	6.59%

Class S (Inception 5/1/02)	50.69%	8.33%	n/a	6.15%
Russell 3000 Growth Index	36.99%	1.57%	n/a	2.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2009(Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2009. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/9/89)	47.57%	2.34%	(2.13)%	10.33%
Russell 1000 Growth Index	37.21%	1.64%	(3.98)%	8.61%

Class S (Inception 5/1/02)	47.25%	2.09%	n/a	1.99%
Russell 1000 Growth Index	37.21%	1.64%	n/a	2.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2009(Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2009. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 5/3/93)	51.70%	0.11%	1.91%	10.47%
Russell Midcap Growth Index	46.30%	2.40%	(0.52)%	8.08%

Class S (Inception 5/1/02)	51.31%	(0.14)%	n/a	2.73%
Russell Midcap Growth Index	46.30%	2.40%	n/a	4.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2009. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/2/08)	45.88%	n/a	n/a	(14.87)%
Russell 2500 Growth Index	41.63%	n/a	n/a	(8.98)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2009. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Portfolio Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 9/21/88)	45.51%	5.03%	(2.17)%	9.43%
Russell 2000 Growth Index	34.47%	0.88%	(1.38)%	6.36%

Class S (Inception 5/1/02)	45.09%	4.77%	n/a	6.19%
Russell 2000 Growth Index	34.47%	0.88%	n/a	3.37%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO*

Portfolio Highlights Through December 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares, the Russell 1000 Growth Index and the S&P 500 Index (unmanaged indices of common stocks) for the ten years ended December 31, 2009. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares, the Russell 1000 Growth Index and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 11/15/88)	32.17%	(0.07)%	(2.05)%	7.90%
Russell 1000 Growth Index	37.21%	1.64%	(3.98)%	8.73%
S&P 500 Index	26.45%	0.41%	(0.95)%	9.21%

*Effective September 23, 2009, the Portfolio changed its benchmark from the Russell 1000 Growth Index to the S&P 500 Index.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2009. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest. Performance for the Alger Balanced Portfolio Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/09

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 9/5/89)	29.25%	2.39%	1.60%	7.53%
Russell 1000 Growth Index	37.21%	1.64%	(3.98)%	7.52%
Barclays Capital U.S. Gov’t/Credit Bond Index	4.53%	4.71%	6.34%	7.09%

Class S (Inception 5/1/02)	28.50%	2.51%	n/a	3.33%
Russell 1000 Growth Index	37.21%	1.64%	n/a	2.47%
Barclay’s Capital U.S. Gov’t/Credit Bond Index	4.53%	4.71%	n/a	5.45%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

December 31, 2009(Unaudited)

SECTORS	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio
Consumer Discretionary	9.2%	9.4%	12.6%
Consumer Staples	4.9	14.1	3.9
Energy	8.2	7.2	7.3
Financials	13.2	7.5	10.1
Health Care	13.4	16.4	13.9
Industrials	7.3	8.2	9.0
Information Technology	35.3	32.0	29.1
Materials	5.1	3.0	3.1
Telecommunication Services	0.0	0.7	1.0
Utilities	0.0	0.6	0.0
Short-Term and Net Other Assets	3.4	0.9	10.0
	100.0%	100.0%	100.0%

SECTORS	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
Consumer Discretionary	15.1%	15.2%	8.6%
Consumer Staples	3.0	2.3	13.0
Energy	4.4	4.5	12.0
Financials	8.1	5.3	14.0
Health Care	20.9	22.7	13.8
Industrials	16.1	16.5	9.9
Information Technology	24.0	24.6	18.8
Materials	3.9	3.1	3.9
Telecommunication Services	1.2	1.9	3.0
Utilities	1.1	1.2	2.4
Short-Term and Net Other Assets	2.2	2.7	0.6
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Alger Balanced Portfolio
Consumer Discretionary	4.8%
Consumer Staples	7.8
Energy	5.2
Financials	6.3
Health Care	8.7
Industrials	6.1
Information Technology	14.4
Materials	1.7
Telecommunication Services	0.5
Total Equity Securities	55.5%
Asset Backed Securities	1.0%
Collateralized Mortgage Obligations	1.9
Convertible Corporate Bonds	3.6
Corporate Bonds	22.2
U.S. Government & Agency Mortgage Backed Obligations	5.4
U.S. Government & Agency Obligations (excluding Mortgage Backed)	7.9
Total Debt Securities	42.0%
Short-Term and Net Other Assets	2.5%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—94.2%
AEROSPACE & DEFENSE—3.2%
BE Aerospace Inc. *	89,000	$2,091,500
General Dynamics Corp.	40,377	2,752,500
Lockheed Martin Corp.	18,400	1,386,440
United Technologies Corp.	32,000	2,221,120
		8,451,560
AIR FREIGHT & LOGISTICS—1.1%
FedEx Corp.	3,000	250,350
United Parcel Service Inc., Cl. B	45,300	2,598,861
		2,849,211
APPLICATION SOFTWARE—1.7%
Adobe Systems Inc. *	65,000	2,390,700
Nice Systems Ltd. #*	20,800	645,632
Taleo Corp., Cl. A *	61,089	1,436,813
		4,473,145
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Invesco Ltd.	62,600	1,470,474

AUTO PARTS & EQUIPMENT—1.3%
ArvinMeritor Inc. *	35,300	394,654
Dana Holding Corp. *	79,000	856,360
TRW Automotive Holdings Corp. *	91,800	2,192,184
		3,443,198
BIOTECHNOLOGY—4.0%
Amgen Inc. *	49,800	2,817,186
Celgene Corp. *	59,300	3,301,824
Gilead Sciences Inc. *	60,500	2,618,440
Human Genome Sciences Inc. *	55,200	1,689,120
		10,426,570
BROADCASTING & CABLE TV—0.9%
CBS Corp., Cl. B	161,800	2,273,290

CASINOS & GAMING—0.8%
Las Vegas Sands Corp.*	147,400	2,202,156

COAL & CONSUMABLE FUELS—1.3%
Patriot Coal Corp.*	224,300	3,467,678

COMMUNICATIONS EQUIPMENT—4.1%
Brocade Communications Systems Inc. *	321,500	2,453,045
Cisco Systems Inc. *	135,400	3,241,476
Corning Inc.	72,700	1,403,837
Qualcomm Inc.	80,700	3,733,182
		10,831,540
COMPUTER HARDWARE—6.1%
Apple Inc. *	49,600	10,458,656
Hewlett-Packard Co.	64,500	3,322,395
International Business Machines Corp.	16,900	2,212,210
		15,993,261
COMPUTER STORAGE & PERIPHERALS—2.6%
EMC Corp. *	174,500	3,048,515

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology	205,500	$3,738,045
		6,786,560
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Fidelity National Information Services Inc.	27,000	632,880
Mastercard Inc.	17,800	4,556,444
		5,189,324
DIVERSIFIED BANKS—0.3%
Banco Santander Brasil SA#	58,700	818,278

DIVERSIFIED CHEMICALS—1.1%
Ashland Inc.	54,559	2,161,628
FMC Corporation	13,300	741,608
		2,903,236
ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Cooper Industries PLC, CL. A	9,834	419,322

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	7,100	580,425
Mosaic Co., /The	23,900	1,427,547
		2,007,972
GENERAL MERCHANDISE STORES—0.6%
Target Corp.	33,500	1,620,395

GOLD—0.8%
Yamana Gold Inc.	183,800	2,091,644

HEALTH CARE EQUIPMENT—2.6%
Baxter International Inc.	43,700	2,564,316
Covidien PLC	69,100	3,309,199
Insulet Corp. *	62,700	895,356
		6,768,871
HEALTH CARE FACILITIES—0.6%
Select Medical Holdings Corp.*	151,600	1,609,992

HEALTH CARE SUPPLIES—1.1%
Inverness Medical Innovations Inc.*	68,300	2,835,133

HOME ENTERTAINMENT SOFTWARE—0.8%
Activision Blizzard Inc.*	187,800	2,086,458

HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	86,800	2,030,252

HYPERMARKETS & SUPER CENTERS—2.9%
Wal-Mart Stores Inc.	140,900	7,531,105

INDUSTRIAL CONGLOMERATES—1.5%
McDermott International Inc. *	75,300	1,807,953
Tyco International Ltd. *	62,800	2,240,704
		4,048,657
INTEGRATED OIL & GAS—3.0%
Chevron Corp.	106,400	8,191,736

INTERNET RETAIL—2.5%
Amazon.com Inc. *	18,900	2,542,428

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—(CONT.)
Expedia Inc. *	155,300	$3,992,763
		6,535,191
INTERNET SOFTWARE & SERVICES—5.9%
eBay Inc. *	93,783	2,207,652
Google Inc., Cl. A *	7,900	4,897,842
GSI Commerce Inc. *	101,500	2,577,085
IAC/InterActiveCorp. *	47,100	964,608
Sina Corp. *	53,300	2,408,094
Yahoo! Inc. *	149,500	2,508,610
		15,563,891
INVESTMENT BANKING & BROKERAGE—1.5%
Goldman Sachs Group Inc., /The	15,000	2,532,600
Lazard Ltd., Cl. A	15,000	569,550
Morgan Stanley	26,700	790,320
		3,892,470
LIFE & HEALTH INSURANCE—2.0%
Lincoln National Corp.	116,600	2,901,008
Prudential Financial Inc.	49,900	2,483,024
		5,384,032
LIFE SCIENCES TOOLS & SERVICES—0.5%
Life Technologies Corp.*	25,400	1,326,642

MANAGED HEALTH CARE—0.5%
WellPoint Inc.*	20,400	1,189,116

METAL & GLASS CONTAINERS—1.3%
Owens-Illinois Inc.*	110,300	3,625,561

MOVIES & ENTERTAINMENT—0.5%
Regal Entertainment Group, Cl. A	99,300	1,433,892

MULTI-LINE INSURANCE—0.5%
Genworth Financial Inc., Cl. A*	126,200	1,432,370

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	15,900	1,316,520

OIL & GAS EQUIPMENT & SERVICES—0.3%
Weatherford International Ltd.*	38,800	694,908

OIL & GAS EXPLORATION & PRODUCTION—2.6%
Chesapeake Energy Corp.	61,200	1,583,856
Nexen Inc.	155,500	3,721,115
Plains Exploration & Production Co. *	50,800	1,405,128
		6,710,099
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Magellan Midstream Partners LP	28,225	1,222,989

OTHER DIVERSIFIED FINANCIAL SERVICES—3.8%
Bank of America Corp.	241,400	3,635,484
BM&F Bovespa SA	198,600	1,395,623
JPMorgan Chase & Co.	112,300	4,679,541
		9,710,648

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—4.1%
Abbott Laboratories	95,300	$5,145,247
Allergan Inc.	17,100	1,077,471
Auxilium Pharmaceuticals Inc. *	37,100	1,112,258
Pfizer Inc.	192,800	3,507,032
		10,842,008
PROPERTY & CASUALTY INSURANCE—1.9%
Travelers Cos., Inc., /The	101,600	5,065,776

PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The	34,300	1,149,393

RAILROADS—0.5%
CSX Corp.	26,800	1,299,532

RESTAURANTS—1.4%
McDonald’s Corp.	45,700	2,853,508
Yum! Brands Inc.	21,100	737,867
		3,591,375
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	54,900	2,152,629

SEMICONDUCTORS—9.1%
Intel Corp.	452,300	9,226,919
Marvell Technology Group Ltd. *	189,500	3,932,125
Micron Technology Inc. *	132,800	1,402,368
ON Semiconductor Corp. *	443,000	3,902,830
Skyworks Solutions Inc. *	372,500	5,285,775
		23,750,017
SOFT DRINKS—1.1%
PepsiCo Inc.	47,500	2,888,000

STEEL—1.1%
Cliffs Natural Resources Inc.	60,400	2,783,836

SYSTEMS SOFTWARE—2.2%
Microsoft Corp.	190,300	5,802,247

THRIFTS & MORTGAGE FINANCE—0.2%
TFS Financial Corp.	52,018	631,499

TOBACCO—0.9%
Philip Morris International Inc.	50,500	2,433,595

TRUCKING—0.8%
Hertz Global Holdings Inc.*	170,300	2,029,976
TOTAL COMMON STOCKS (Cost $228,062,996)		247,279,230

CONVERTIBLE PREFERRED STOCK—1.8%
OTHER DIVERSIFIED FINANCIAL SERVICES—1.8%
Bank of America Corp., 10.00%, 12/31/2049* (Cost $4,744,500)	316,300	4,719,196

	SHARES	VALUE
MANDATORY CONVERTIBLE BOND—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Citigroup Inc., 7.50%, 12/15/2012*(a) (Cost $1,600,000)	16,000	$1,669,440

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS—2.9%
TIME DEPOSITS—2.9%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $7,678,788)	7,678,788	7,678,788

Total Investments (Cost $242,086,284)(b)	99.5%	261,346,654
Other Assets in Excess of Liabilities	0.5	1,443,948

NET ASSETS	100.0%	$262,790,602

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $244,854,999 amounted to $16,491,655 which consisted of aggregate gross unrealized appreciation of $25,422,643 and aggregate gross unrealized depreciation of $8,930,988.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.1%
AEROSPACE & DEFENSE—3.8%
Boeing Co., /The	59,850	$3,239,681
General Dynamics Corp.	51,900	3,538,023
Lockheed Martin Corp.	67,800	5,108,730
United Technologies Corp.	25,900	1,797,719
		13,684,153
AGRICULTURAL PRODUCTS—0.5%
Bunge Ltd.	30,200	1,927,666

AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service Inc., Cl. B	64,400	3,694,628

APPAREL RETAIL—0.7%
Gap Inc., /The	111,700	2,340,115

ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Invesco Ltd.	78,900	1,853,361
Northern Trust Corp.	44,900	2,352,760
		4,206,121
BIOTECHNOLOGY—3.8%
Amgen Inc. *	73,500	4,157,895
Celgene Corp. *	70,300	3,914,304
Gilead Sciences Inc. *	128,700	5,570,136
		13,642,335
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.*	132,400	1,978,056

COAL & CONSUMABLE FUELS—0.5%
CONSOL Energy Inc.	37,000	1,842,600

COMMUNICATIONS EQUIPMENT—4.3%
Cisco Systems Inc. *	357,350	8,554,959
Qualcomm Inc.	145,900	6,749,334
		15,304,293
COMPUTER & ELECTRONICS RETAIL—0.7%
Best Buy Co., Inc.	63,100	2,489,926

COMPUTER HARDWARE—7.9%
Apple Inc. *	62,950	13,273,636
Dell Inc. *	135,200	1,941,472
Hewlett-Packard Co.	129,300	6,660,243
International Business Machines Corp.	48,300	6,322,470
		28,197,821
COMPUTER STORAGE & PERIPHERALS—1.2%
EMC Corp.*	247,000	4,315,090

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Deere & Co.	49,800	2,693,682

DATA PROCESSING & OUTSOURCED SERVICES—2.9%
Fidelity National Information Services Inc.	84,600	1,983,024
Mastercard Inc.	19,300	4,940,414
Visa Inc., Cl. A	41,400	3,620,844
		10,544,282

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.8%
EI Du Pont de Nemours & Co.	80,100	$2,696,967

DRUG RETAIL—1.9%
CVS Caremark Corp.	116,700	3,758,907
Walgreen Co.	84,200	3,091,824
		6,850,731
ELECTRIC UTILITIES—0.6%
Southern Co.	66,100	2,202,452

ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
First Solar Inc.*	9,700	1,313,380

FERTILIZERS & AGRICULTURAL CHEMICALS—1.4%
Monsanto Co.	36,500	2,983,875
Potash Corporation of Saskatchewan Inc.	22,100	2,397,850
		5,381,725
FOOD RETAIL—0.9%
Kroger Co., /The	163,300	3,352,549

FOOTWEAR—0.8%
NIKE Inc., Cl. B	41,200	2,722,084

GENERAL MERCHANDISE STORES—0.9%
Target Corp.	63,700	3,081,169

GOLD—0.8%
Goldcorp Inc.	71,000	2,793,140

HEALTH CARE EQUIPMENT—4.6%
Baxter International Inc.	75,200	4,412,736
Boston Scientific Corp. *	241,100	2,169,900
Covidien PLC	63,900	3,060,171
St. Jude Medical Inc. *	54,000	1,986,120
Stryker Corp.	48,600	2,447,982
Zimmer Holdings Inc. *	41,400	2,447,154
		16,524,063
HEALTH CARE SERVICES—0.7%
Express Scripts Inc.*	31,000	2,679,950

HOME ENTERTAINMENT SOFTWARE—1.3%
Activision Blizzard Inc. *	220,200	2,446,422
Electronic Arts Inc. *	116,700	2,071,425
		4,517,847
HOME IMPROVEMENT RETAIL—0.9%
Lowe’s Companies, Inc.	139,100	3,253,549

HOTELS RESORTS & CRUISE LINES—1.2%
Carnival Corp. *	90,600	2,871,114
Marriott International Inc., Cl. A	72,412	1,973,235
		4,844,349
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	85,950	5,211,149

HYPERMARKETS & SUPER CENTERS—2.8%
Costco Wholesale Corp.	37,200	2,201,124

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—(CONT.)
Wal-Mart Stores Inc.	147,400	$7,878,530
		10,079,654
INDUSTRIAL CONGLOMERATES—1.2%
Tyco International Ltd.*	123,900	4,420,752

INTEGRATED OIL & GAS—2.8%
Chevron Corp.	75,300	5,797,347
Exxon Mobil Corp.	59,200	4,036,848
		9,834,195
INTEGRATED TELECOMMUNICATION SERVICES—0.7%
Verizon Communications Inc.	76,200	2,524,506

INTERNET RETAIL—1.3%
Amazon.com Inc.*	34,100	4,587,132

INTERNET SOFTWARE & SERVICES—4.6%
eBay Inc. *	154,500	3,636,930
Google Inc., Cl. A *	14,650	9,082,707
Yahoo! Inc. *	219,100	3,676,498
		16,396,135
INVESTMENT BANKING & BROKERAGE—2.6%
Charles Schwab Corp., /The	149,800	2,819,236
Goldman Sachs Group Inc., /The	23,100	3,900,204
Morgan Stanley	92,500	2,738,000
		9,457,440
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp., Cl. A*	76,000	3,442,800

LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific Inc.*	61,300	2,923,397

MANAGED HEALTH CARE—0.8%
UnitedHealth Group Inc.	93,600	2,852,928

MOVIES & ENTERTAINMENT—0.8%
Viacom Inc., Cl. B*	95,500	2,839,215

OIL & GAS DRILLING—0.7%
Transocean Ltd.*	30,600	2,533,680

OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger Ltd.	33,500	2,180,515
Weatherford International Ltd. *	105,400	1,887,714
		4,068,229
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Anadarko Petroleum Corp.	49,800	3,108,516
Chesapeake Energy Corp.	68,700	1,777,956
Nexen Inc.	109,500	2,620,335
		7,506,807
OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
Bank of America Corp.	241,300	3,633,978
JPMorgan Chase & Co.	98,900	4,121,163
		7,755,141

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—0.9%
Kraft Foods Inc., Cl. A	113,100	$3,074,058

PHARMACEUTICALS—5.7%
Abbott Laboratories	120,000	6,478,800
Allergan Inc.	40,200	2,533,002
Johnson & Johnson	101,400	6,531,174
Pfizer Inc.	267,400	4,864,006
		20,406,982
PROPERTY & CASUALTY INSURANCE—0.8%
Travelers Cos., Inc., /The	58,500	2,916,810

RAILROADS—1.1%
CSX Corp.	78,000	3,782,220

RESTAURANTS—1.5%
McDonald’s Corp.	61,900	3,865,036
Starbucks Corp. *	79,600	1,835,576
		5,700,612
SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials Inc.	132,200	1,842,868

SEMICONDUCTORS—4.0%
Broadcom Corp., Cl. A *	85,700	2,695,265
Intel Corp.	330,255	6,737,202
Marvell Technology Group Ltd. *	121,200	2,514,900
Taiwan Semiconductor Manufacturing Co., Ltd. #	222,506	2,545,469
		14,492,836
SOFT DRINKS—3.0%
Coca-Cola Co., /The	81,800	4,662,600
PepsiCo Inc.	98,900	6,013,120
		10,675,720
SPECIALIZED FINANCE—0.7%
CME Group Inc.	7,660	2,573,377

SYSTEMS SOFTWARE—4.3%
Microsoft Corp.	372,211	11,348,713
Oracle Corp.	166,500	4,085,910
		15,434,623
TOBACCO—2.7%
Altria Group Inc.	184,550	3,622,717
Philip Morris International Inc.	124,050	5,977,969
		9,600,686
TOTAL COMMON STOCKS (Cost $334,247,042)		356,008,675

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—0.0%
TIME DEPOSITS—0.0%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $54,207)	$54,207	$54,207

Total Investments (Cost $334,301,249)(a)	99.1%	356,062,882
Other Assets in Excess of Liabilities	0.9	3,372,999

NET ASSETS	100.0%	$359,435,881

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $335,487,484 amounted to $20,575,398 which consisted of aggregate gross unrealized appreciation of $40,315,910 and aggregate gross unrealized depreciation of $19,740,512.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—89.0%
AEROSPACE & DEFENSE—1.8%
BE Aerospace Inc. *	58,750	$1,380,625
Goodrich Corp.	31,500	2,023,875
		3,404,500
AIR FREIGHT & LOGISTICS—1.3%
Expeditors International of Washington Inc.	70,100	2,434,573

APPAREL RETAIL—2.4%
Abercrombie & Fitch Co., Cl. A	26,300	916,555
Chico’s FAS Inc. *	75,900	1,066,395
J Crew Group Inc. *	21,000	939,540
TJX Cos Inc.	45,700	1,670,335
		4,592,825
APPLICATION SOFTWARE—3.5%
Informatica Corp. *	61,000	1,577,460
Pegasystems Inc.	79,900	2,716,600
SolarWinds Inc. *	108,100	2,487,381
		6,781,441
ASSET MANAGEMENT & CUSTODY BANKS—3.0%
Affiliated Managers Group Inc. *	33,200	2,236,020
Cohen & Steers Inc.	19,000	433,960
Invesco Ltd.	83,900	1,970,811
Northern Trust Corp.	19,400	1,016,560
		5,657,351
BIOTECHNOLOGY—2.4%
China Nuokang Bio-Pharmaceutical Inc. #*	34,000	266,900
Human Genome Sciences Inc. *	83,000	2,539,800
Metabolix Inc. *	173,700	1,922,859
		4,729,559
CABLE & SATELLITE—0.3%
Sirius XM Radio Inc.*	830,300	498,180

CASINOS & GAMING—0.6%
Las Vegas Sands Corp.*	83,900	1,253,466

COAL & CONSUMABLE FUELS—0.5%
Patriot Coal Corp. *	66,100	1,021,906

COMMUNICATIONS EQUIPMENT—1.2%
Brocade Communications Systems Inc. *	308,300	2,352,329

COMPUTER & ELECTRONICS RETAIL—0.7%
GameStop Corp., Cl. A *	58,300	1,279,102

COMPUTER HARDWARE—1.7%
Apple Inc. *	15,400	3,247,244

COMPUTER STORAGE & PERIPHERALS—1.3%
NetApp Inc. *	27,100	931,969
Seagate Technology	82,000	1,491,580
		2,423,549
DATA PROCESSING & OUTSOURCED SERVICES—3.0%
Alliance Data Systems Corp. *	43,380	2,801,914

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Echo Global Logistics Inc. *	93,300	$1,183,977
Fidelity National Information Services Inc.	78,200	1,833,008
		5,818,899
DEPARTMENT STORES—1.1%
Nordstrom Inc.	40,500	1,521,990
Saks Inc. *	81,500	534,640
		2,056,630
DISTILLERS & VINTNERS—0.2%
Constellation Brands Inc., Cl. A*	28,900	460,377

DIVERSIFIED CHEMICALS—0.2%
Huntsman Corp.	42,100	475,309

EDUCATION SERVICES—1.0%
ITT Educational Services Inc.*	20,600	1,976,776

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
General Cable Corp. *	63,400	1,865,228
Roper Industries Inc.	17,200	900,764
		2,765,992
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	15,500	925,815

FOOD RETAIL—1.2%
Whole Foods Market Inc.*	88,000	2,415,600

GOLD—1.4%
Yamana Gold Inc.	227,000	2,583,260

HEALTH CARE EQUIPMENT—1.9%
Gen-Probe Inc. *	10,900	467,610
Insulet Corp. *	92,000	1,313,760
NuVasive Inc. *	58,900	1,883,622
		3,664,992
HEALTH CARE FACILITIES—3.2%
Select Medical Holdings Corp. *	318,700	3,384,594
Universal Health Services Inc., Cl. B	91,800	2,799,900
		6,184,494
HEALTH CARE SUPPLIES—0.3%
AGA Medical Holdings Inc.*	39,800	587,846

HOME ENTERTAINMENT SOFTWARE—2.1%
Activision Blizzard Inc. *	157,000	1,744,270
Nintendo Co., Ltd. #	80,650	2,404,983
		4,149,253
HOME FURNISHING RETAIL—0.4%
Williams-Sonoma, Inc.	33,200	689,896

HOMEBUILDING—0.3%
KB Home	41,600	569,088

INDUSTRIAL MACHINERY—1.8%
SPX Corp.	65,300	3,571,910

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—2.4%
Expedia Inc. *	101,000	$2,596,710
NetFlix Inc. *	23,900	1,317,846
Shutterfly Inc. *	45,700	813,917
		4,728,473
INTERNET SOFTWARE & SERVICES—4.4%
Akamai Technologies Inc. *	54,100	1,370,353
eBay Inc. *	180,600	4,251,324
GSI Commerce Inc. *	60,400	1,533,556
OpenTable Inc. *	55,200	1,405,392
		8,560,625
INVESTMENT BANKING & BROKERAGE—0.8%
Lazard Ltd., Cl. A	38,400	1,458,048

IT CONSULTING & OTHER SERVICES—1.2%
Cognizant Technology Solutions Corp., Cl. A*	51,300	2,323,890

LEISURE PRODUCTS—0.6%
Coach Inc.	19,900	726,947
Phillips-Van Heusen Corp.	10,900	443,412
		1,170,359
LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp.	71,800	1,786,384

LIFE SCIENCES TOOLS & SERVICES—1.9%
ICON PLC #*	36,200	786,626
Illumina Inc. *	78,800	2,415,220
Life Technologies Corp. *	9,200	480,516
		3,682,362
MANAGED HEALTH CARE—0.6%
Health Net Inc.*	46,900	1,092,301

MULTI-LINE INSURANCE—0.6%
China Pacific Insurance Group Co., Ltd. *	4,900	19,527
Genworth Financial Inc., Cl. A *	93,700	1,063,495
		1,083,022
OFFICE SERVICES & SUPPLIES—0.5%
SYKES Enterprises Inc.*	34,400	876,168

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cameron International Corp. *	23,700	990,660
National Oilwell Varco Inc.	69,000	3,042,210
		4,032,870
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Concho Resources Inc. *	33,000	1,481,700
Denbury Resources Inc. *	51,500	762,200
Nexen Inc.	129,200	3,091,756
Plains Exploration & Production Co. *	69,400	1,919,604
Quicksilver Resources Inc. *	125,500	1,883,755
		9,139,015
OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
BM&F Bovespa SA	341,802	2,401,947

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—0.5%
McCormick & Co., Inc.	25,600	$924,928

PERSONAL PRODUCTS—0.9%
Avon Products Inc.	54,300	1,710,450

PHARMACEUTICALS—3.6%
Auxilium Pharmaceuticals Inc. *	41,900	1,256,162
Medicis Pharmaceutical Corp., Cl. A	62,600	1,693,330
Mylan Inc. *	104,300	1,922,249
Optimer Pharmaceuticals Inc. *	189,100	2,133,048
		7,004,789
PROPERTY & CASUALTY INSURANCE—0.7%
Chubb Corp.	26,900	1,322,942

RAILROADS—0.5%
CSX Corp.	19,200	931,008

RESEARCH & CONSULTING SERVICES—0.8%
FTI Consulting Inc.*	33,200	1,565,712

RESTAURANTS—2.8%
Cheesecake Factory Inc., /The *	39,100	844,169
McCormick & Schmick’s Seafood Restaurants Inc. *	156,600	1,089,936
PF Chang’s China Bistro Inc. *	44,100	1,671,831
Starbucks Corp. *	84,900	1,957,794
		5,563,730
SECURITY & ALARM SERVICES—0.9%
Geo Group Inc., /The*	82,800	1,811,664

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	48,300	1,893,843

SEMICONDUCTORS—8.9%
Atheros Communications Inc. *	56,900	1,948,256
Avago Technologies Ltd. *	145,100	2,653,879
Broadcom Corp., Cl. A *	47,100	1,481,295
Marvell Technology Group Ltd. *	167,400	3,473,550
Mellanox Technologies Ltd. *	47,800	901,508
Micron Technology Inc. *	108,900	1,149,984
Monolithic Power Systems Inc. *	56,300	1,349,511
Netlogic Microsystems Inc. *	17,800	823,428
Skyworks Solutions Inc. *	236,600	3,357,354
		17,138,765
SOFT DRINKS—1.1%
Hansen Natural Corp.*	54,900	2,108,160

SPECIALIZED FINANCE—1.4%
IntercontinentalExchange Inc. *	17,400	1,954,020
NYSE Euronext	32,100	812,130
		2,766,150
SPECIALIZED REITS—0.7%
Host Hotels & Resorts Inc.*	122,945	1,434,768

STEEL—1.0%
Cliffs Natural Resources Inc.	42,300	1,949,607

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—0.8%
Red Hat Inc.*	50,900	$1,572,810

THRIFTS & MORTGAGE FINANCE—0.8%
People’s United Financial Inc.	91,700	1,531,390

TOTAL COMMON STOCKS (Cost $162,517,892)		172,138,342

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.0%
WIRELESS TELECOMMUNICATION SERVICES—1.0%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a) (Cost $1,853,200)	1,516,000	1,997,330

SHORT-TERM INVESTMENTS—10.0%
TIME DEPOSITS—10.0%
Citibank London, 0.03%, 1/4/10(L2)	7,300,000	7,300,000
HSBC Bank USA, Grand Cayman, 0.03%, 1/4/10(L2)	4,724,356	4,724,356
Wells Fargo Grand Cayman, 0.03%, 1/4/10(L2)	7,300,000	7,300,000

TOTAL TIME DEPOSITS (Cost $19,324,356)		19,324,356

Total Investments (Cost $183,695,448)(b)	100.0%	193,460,028
Liabilities in Excess of Other Assets	—	(25,391)

NET ASSETS	100.0%	$193,434,637

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 1.0%, of the net assets of the Fund.

(b)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $186,202,723 amounted to $7,257,305 which consisted of aggregate gross unrealized appreciation of $19,037,723 and aggregate gross unrealized depreciation of $11,780,418.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—97.8%
ADVERTISING—0.5%
Lamar Advertising Co., Cl. A*	240	$7,462

AEROSPACE & DEFENSE—1.1%
BE Aerospace Inc.*	675	15,863

AIRLINES—0.5%
Airtran Holdings Inc.*	1,525	7,961

APPAREL RETAIL—3.9%
Aeropostale Inc. *	265	9,023
American Eagle Outfitters Inc.	650	11,037
AnnTaylor Stores Corp. *	455	6,206
Coldwater Creek Inc. *	1,150	5,129
J Crew Group Inc. *	320	14,317
Urban Outfitters Inc. *	300	10,497
		56,209
APPLICATION SOFTWARE—7.7%
Ansys Inc. *	370	16,079
Concur Technologies Inc. *	280	11,970
Informatica Corp. *	730	18,877
Nice Systems Ltd. #*	450	13,968
Pegasystems Inc.	380	12,920
SolarWinds Inc. *	515	11,850
Solera Holdings Inc.	350	12,604
Taleo Corp., Cl. A *	615	14,465
		112,733
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group Inc. *	170	11,450
Artio Global Investors Inc. *	115	2,931
		14,381
AUTO PARTS & EQUIPMENT—0.7%
Dana Holding Corp.*	965	10,461

BIOTECHNOLOGY—4.6%
Alexion Pharmaceuticals Inc. *	300	14,646
Cephalon Inc. *	100	6,241
Human Genome Sciences Inc. *	605	18,513
OSI Pharmaceuticals Inc. *	260	8,068
Savient Pharmaceuticals Inc. *	895	12,181
United Therapeutics Corp. *	160	8,424
		68,073
BROADCASTING & CABLE TV—0.8%
Discovery Communications Inc.*	390	11,961

CASINOS & GAMING—0.8%
Bally Technologies Inc.*	295	12,181

COMMUNICATIONS EQUIPMENT—0.9%
Brocade Communications Systems Inc.*	1,785	13,620

COMPUTER STORAGE & PERIPHERALS—1.7%
QLogic Corp. *	590	11,133

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology	800	$14,552
		25,685
CONSTRUCTION & ENGINEERING—1.5%
Aecom Technology Corp. *	400	11,000
URS Corp. *	245	10,907
		21,907
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Bucyrus International Inc.	195	10,992

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Wright Express Corp.*	430	13,700

DISTILLERS & VINTNERS—0.7%
Central European Distribution Corp.*	375	10,654

DISTRIBUTORS—1.0%
LKQ Corp.*	780	15,280

EDUCATION SERVICES—0.9%
ITT Educational Services Inc.*	140	13,434

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	320	16,669

ELECTRICAL COMPONENTS & EQUIPMENT—2.9%
AMETEK Inc.	375	14,340
Roper Industries Inc.	225	11,783
Woodward Governor Co.	660	17,009
		43,132
ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Tetra Tech Inc. *	325	8,830
Waste Connections Inc. *	485	16,170
		25,000
FOREST PRODUCTS—0.7%
Louisiana-Pacific Corp.*	1,380	9,632

GENERAL MERCHANDISE STORES—0.8%
Dollar Tree Inc.*	240	11,592

GOLD—0.4%
Gammon Gold Inc.*	555	6,111

HEALTH CARE EQUIPMENT—2.9%
Masimo Corp. *	245	7,453
NuVasive Inc. *	253	8,091
Sirona Dental Systems Inc. *	395	12,537
Thoratec Corp. *	535	14,402
		42,483
HEALTH CARE FACILITIES—2.7%
Community Health Systems Inc. *	430	15,308
Select Medical Holdings Corp. *	1,245	13,222
VCA Antech Inc. *	470	11,712
		40,242

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.0%
IPC The Hospitalist Co., Inc.*	425	$14,131

HEALTH CARE SUPPLIES—1.2%
Inverness Medical Innovations Inc.*	440	18,264

HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	355	7,377

HOTELS RESORTS & CRUISE LINES—1.1%
Choice Hotels International Inc.	272	8,612
Gaylord Entertainment Co. *	380	7,505
		16,117
HOUSEHOLD PRODUCTS—0.9%
Church & Dwight Co., Inc.	215	12,997

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	355	16,532

INDUSTRIAL GASES—0.6%
Airgas Inc.	200	9,520

INDUSTRIAL MACHINERY—2.2%
Clarcor Inc.	245	7,948
Pall Corp.	445	16,108
SPX Corp.	155	8,479
		32,535
INTERNET RETAIL—1.0%
Expedia Inc.*	575	14,783

INTERNET SOFTWARE & SERVICES—3.4%
GSI Commerce Inc. *	720	18,281
OpenTable Inc. *	215	5,474
SkillSoft PLC #*	915	9,589
VistaPrint Ltd. *	300	16,998
		50,342
INVESTMENT BANKING & BROKERAGE—1.4%
Knight Capital Group Inc. *	475	7,315
Lazard Ltd., Cl. A	345	13,100
		20,415
LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	490	12,216

LEISURE PRODUCTS—0.5%
Phillips-Van Heusen Corp.	175	7,119

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	495	12,316

LIFE SCIENCES TOOLS & SERVICES—2.9%
Bruker Corp. *	810	9,769
ICON PLC #*	415	9,018
Illumina Inc. *	310	9,502
Parexel International Corp. *	1,010	14,240
		42,529

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—0.9%
Amerigroup Corp.*	480	$12,941

METAL & GLASS CONTAINERS—0.8%
Silgan Holdings Inc.	195	11,287

MULTI-LINE INSURANCE—1.0%
Genworth Financial Inc., Cl. A*	1,280	14,528

OFFICE SERVICES & SUPPLIES—1.0%
SYKES Enterprises Inc.*	575	14,645

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	740	11,552
Cal Dive International Inc. *	1,070	8,089
		19,641
OIL & GAS EXPLORATION & PRODUCTION—2.7%
Concho Resources Inc. *	310	13,918
Plains Exploration & Production Co. *	370	10,234
Quicksilver Resources Inc. *	780	11,708
Whitinig Petroleum Corp. *	60	4,287
		40,147
OIL & GAS REFINING & MARKETING—0.4%
Sunoco Inc.	215	5,612

PACKAGED FOODS & MEATS—1.4%
Hain Celestial Group Inc. *	560	9,526
Ralcorp Holdings Inc. *	185	11,045
		20,571
PHARMACEUTICALS—4.7%
Auxilium Pharmaceuticals Inc. *	465	13,941
Medicis Pharmaceutical Corp., Cl. A	680	18,395
Mylan Inc. *	880	16,218
Optimer Pharmaceuticals Inc. *	1,026	11,573
Perrigo Co.	220	8,765
		68,892
RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	335	10,934

REINSURANCE—0.8%
Platinum Underwriters Holdings Ltd.	290	11,104

RESEARCH & CONSULTING SERVICES—2.7%
FTI Consulting Inc. *	285	13,441
ICF International Inc. *	540	14,472
IHS Inc., Cl. A *	215	11,784
		39,697
RESTAURANTS—0.4%
Darden Restaurants Inc.	170	5,962

RETAIL REITS—0.6%
Macerich Co., /The	234	8,412

SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	715	15,644

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—0.9%
Novellus Systems Inc.*	590	$13,771

SEMICONDUCTORS—7.2%
Atheros Communications Inc. *	585	20,031
Avago Technologies Ltd. *	625	11,431
Mellanox Technologies Ltd. *	705	13,296
Monolithic Power Systems Inc. *	590	14,142
Netlogic Microsystems Inc. *	305	14,109
ON Semiconductor Corp. *	1,650	14,537
Skyworks Solutions Inc. *	1,180	16,744
		104,290
SPECIALIZED REITS—0.8%
Host Hotels & Resorts Inc.*	985	11,495

SPECIALTY CHEMICALS—0.6%
Nalco Holding Co.	330	8,418

SPECIALTY STORES—0.3%
Tiffany & Co.	105	4,515

STEEL—0.8%
Cliffs Natural Resources Inc.	275	12,675

SYSTEMS SOFTWARE—1.3%
Red Hat Inc.*	620	19,158

THRIFTS & MORTGAGE FINANCE—1.7%
Brookline Bancorp Inc.	755	7,482
Ocwen Financial Corp. *	695	6,651
People’s United Financial Inc.	740	12,358
		26,491
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	530	18,105

TOTAL COMMON STOCKS (Cost $1,313,621)		1,443,546

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—3.2%
TIME DEPOSITS—3.2%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $46,937)	46,937	46,937

Total Investments (Cost $1,360,558)(a)	101.0%	1,490,483
Liabilities in Excess of Other Assets	(1.0)	(14,290)

NET ASSETS	100.0%	$1,476,193

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.

(a)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,364,421 amounted to $126,062 which consisted of aggregate gross unrealized appreciation of $230,655 and aggregate gross unrealized depreciation of $104,593.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—97.3%
AEROSPACE & DEFENSE—2.3%
BE Aerospace Inc. *	192,100	$4,514,350
Esterline Technologies Corp. *	104,050	4,242,119
		8,756,469
AIRLINES—0.6%
Airtran Holdings Inc. *	425,150	2,219,283

APPAREL RETAIL—3.7%
Aeropostale Inc. *	66,200	2,254,110
AnnTaylor Stores Corp. *	159,800	2,179,672
Chico’s FAS Inc. *	141,100	1,982,455
Childrens Place Retail Stores Inc., /The *	71,200	2,350,312
Coldwater Creek Inc. *	293,200	1,307,672
J Crew Group Inc. *	84,000	3,758,159
		13,832,380
APPLICATION SOFTWARE—9.0%
Ansys Inc. *	99,900	4,341,654
Concur Technologies Inc. *	74,500	3,184,875
Informatica Corp. *	188,000	4,861,679
Nice Systems Ltd. #*	115,700	3,591,328
Pegasystems Inc.	129,800	4,413,200
SolarWinds Inc. *	183,500	4,222,335
Solera Holdings Inc.	115,900	4,173,559
Taleo Corp., Cl. A *	141,300	3,323,376
VanceInfo Technologies Inc. #*	128,900	2,476,169
		34,588,175
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Artio Global Investors Inc. *	30,600	779,994
Cohen & Steers Inc.	109,100	2,491,844
		3,271,838
AUTO PARTS & EQUIPMENT—0.9%
Dana Holding Corp. *	306,900	3,326,796

BIOTECHNOLOGY—3.4%
Human Genome Sciences Inc. *	156,700	4,795,020
OSI Pharmaceuticals Inc. *	80,000	2,482,400
Savient Pharmaceuticals Inc. *	236,700	3,221,487
United Therapeutics Corp. *	47,500	2,500,875
		12,999,782
CASINOS & GAMING—1.9%
Penn National Gaming Inc. *	135,500	3,682,890
WMS Industries Inc. *	88,100	3,524,000
		7,206,890
COAL & CONSUMABLE FUELS—0.8%
Patriot Coal Corp. *	204,400	3,160,024

COMMUNICATIONS EQUIPMENT—2.5%
Aruba Networks Inc. *	196,100	2,090,426
Brocade Communications Systems Inc. *	461,900	3,524,297
Finisar Corp. *	286,500	2,555,580

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Palm Inc. *	128,800	$1,293,152
		9,463,455
COMPUTER STORAGE & PERIPHERALS—0.9%
QLogic Corp. *	173,500	3,273,945

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp. *	108,300	2,978,250

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Wright Express Corp. *	133,300	4,246,938

DISTILLERS & VINTNERS—0.7%
Central European Distribution Corp. *	91,900	2,610,879

DISTRIBUTORS—0.9%
LKQ Corp. *	182,520	3,575,567

DIVERSIFIED CHEMICALS—0.7%
Huntsman Corp.	231,500	2,613,635

EDUCATION SERVICES—1.0%
American Public Education Inc. *	109,600	3,765,856

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	90,500	4,714,145

ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
GrafTech International Ltd. *	227,200	3,532,960
Woodward Governor Co.	176,600	4,550,982
		8,083,942
ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Tetra Tech Inc. *	84,800	2,304,016
Waste Connections Inc. *	133,100	4,437,554
		6,741,570
FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp. *	341,000	2,380,180

GOLD—0.5%
Gammon Gold Inc. *	167,600	1,845,276

HEALTH CARE DISTRIBUTORS—1.6%
Owens & Minor Inc.	70,900	3,043,737
PharMerica Corp. *	190,400	3,023,552
		6,067,289
HEALTH CARE EQUIPMENT—5.1%
Cyberonics Inc. *	84,400	1,725,136
Insulet Corp. *	225,400	3,218,712
MAKO Surgical Corp. *	202,200	2,244,420
Masimo Corp. *	56,800	1,727,856
NuVasive Inc. *	54,300	1,736,514
Sirona Dental Systems Inc. *	98,300	3,120,042
Thoratec Corp. *	139,600	3,758,032
Wright Medical Group Inc. *	124,598	2,361,132
		19,891,844

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.9%
LifePoint Hospitals Inc. *	103,400	$3,361,534
Select Medical Holdings Corp. *	353,700	3,756,294
		7,117,828
HEALTH CARE SERVICES—1.3%
Gentiva Health Services Inc. *	181,000	4,888,810

HEALTH CARE SUPPLIES—1.3%
AGA Medical Holdings Inc. *	79,300	1,171,261
Inverness Medical Innovations Inc. *	93,000	3,860,430
		5,031,691
HEALTH CARE TECHNOLOGY—1.0%
Medidata Solutions Inc. *	235,300	3,670,680

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	144,900	3,011,022

HOTELS RESORTS & CRUISE LINES—1.3%
Choice Hotels International Inc.	85,100	2,694,266
Interval Leisure Group *	196,400	2,449,108
		5,143,374
HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	82,700	3,851,339

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Watson Wyatt Worldwide Inc., Cl. A *	55,500	2,637,360

INDUSTRIAL MACHINERY—2.7%
Actuant Corp., Cl. A	181,300	3,359,489
Clarcor Inc.	89,900	2,916,356
RBC Bearings Inc. *	161,500	3,929,294
		10,205,139
INTERNET RETAIL—0.7%
Shutterfly Inc. *	144,265	2,569,360

INTERNET SOFTWARE & SERVICES—4.6%
GSI Commerce Inc. *	179,700	4,562,583
LogMeIn, Inc. *	122,200	2,437,890
OpenTable Inc. *	68,100	1,733,826
SkillSoft PLC #*	426,600	4,470,768
VistaPrint Ltd. *	77,400	4,385,484
		17,590,551
INVESTMENT BANKING & BROKERAGE—1.4%
Knight Capital Group Inc. *	131,800	2,029,720
Lazard Ltd., Cl. A	91,800	3,485,646
		5,515,366
LEISURE FACILITIES—0.7%
Life Time Fitness Inc. *	110,850	2,763,491

LEISURE PRODUCTS—1.2%
Fossil Inc. *	74,500	2,500,220
Phillips-Van Heusen Corp.	55,700	2,265,876
		4,766,096

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—2.4%
Bruker Corp. *	281,600	$3,396,096
ICON PLC #*	91,400	1,986,122
Parexel International Corp. *	267,600	3,773,160
		9,155,378
MANAGED HEALTH CARE—1.1%
Amerigroup Corp. *	155,100	4,181,496

MARINE—0.4%
Genco Shipping & Trading Ltd.*	63,200	1,414,416

METAL & GLASS CONTAINERS—0.7%
Silgan Holdings Inc.	44,100	2,552,508

OFFICE SERVICES & SUPPLIES—0.9%
SYKES Enterprises Inc. *	142,199	3,621,809

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	182,400	2,847,264
Dril-Quip Inc. *	35,195	1,987,814
		4,835,078
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Concho Resources Inc. *	81,030	3,638,247
Kodiak Oil & Gas Corp. *	507,600	1,126,872
Mariner Energy Inc. *	160,200	1,859,922
Quicksilver Resources Inc. *	158,400	2,377,584
		9,002,625
PACKAGED FOODS & MEATS—1.6%
Flowers Foods Inc.	148,300	3,523,608
Hain Celestial Group Inc. *	165,450	2,814,305
		6,337,913
PHARMACEUTICALS—3.6%
Auxilium Pharmaceuticals Inc. *	134,500	4,032,310
Eurand NV *	132,000	1,702,800
Medicis Pharmaceutical Corp., Cl. A	164,300	4,444,315
Optimer Pharmaceuticals Inc. *	307,200	3,465,216
		13,644,641
RAILROADS—0.8%
Genesee & Wyoming Inc., Cl. A *	91,400	2,983,296

REGIONAL BANKS—0.9%
Boston Private Financial Holdings Inc.	231,300	1,334,601
Columbia Banking System Inc.	125,400	2,028,972
		3,363,573
REINSURANCE—0.8%
Platinum Underwriters Holdings Ltd.	84,600	3,239,334

RESEARCH & CONSULTING SERVICES—1.6%
FTI Consulting Inc. *	81,050	3,822,318
Resources Connection Inc. *	115,600	2,453,032
		6,275,350

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.1%
Cheesecake Factory Inc., /The *	117,100	$2,528,189
McCormick & Schmick’s Seafood Restaurants Inc. *	218,750	1,522,500
		4,050,689
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	196,800	4,305,984

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems Inc. *	157,600	3,678,384

SEMICONDUCTORS—5.5%
Atheros Communications Inc. *	146,200	5,005,888
Mellanox Technologies Ltd. *	189,373	3,571,575
Monolithic Power Systems Inc. *	154,100	3,693,777
Netlogic Microsystems Inc. *	95,200	4,403,952
Skyworks Solutions Inc. *	312,000	4,427,280
		21,102,472
SPECIALTY CHEMICALS—0.6%
Rockwood Holdings Inc. *	103,900	2,447,884

THRIFTS & MORTGAGE FINANCE—1.3%
Brookline Bancorp Inc.	268,100	2,656,871
Ocwen Financial Corp. *	224,200	2,145,594
		4,802,465
TRUCKING—0.7%
Dollar Thrifty Automotive Group Inc. *	108,900	2,788,929

WIRELESS TELECOMMUNICATION SERVICES—1.9%
SBA Communications Corp. *	110,850	3,786,636
Syniverse Holdings Inc. *	197,600	3,454,048
		7,240,684
TOTAL COMMON STOCKS (Cost $335,125,058)		371,401,423

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.5%
TIME DEPOSITS—2.5%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $9,574,394)	9,574,394	9,574,394

Total Investments (Cost $344,699,452)(a)	99.8%	380,975,817
Other Assets in Excess of Liabilities	0.2	767,384

NET ASSETS	100.0%	$381,743,201

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.

(a)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $345,160,466 amounted to $35,815,351 which consisted of aggregate gross unrealized appreciation of $59,136,060 and aggregate gross unrealized depreciation of $23,320,709.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—97.6%
AEROSPACE & DEFENSE—3.0%
Boeing Co., /The	5,850	$316,661
General Dynamics Corp.	4,600	313,582
Lockheed Martin Corp.	5,450	410,657
		1,040,900
AGRICULTURAL PRODUCTS—0.3%
Bunge Ltd.	1,850	118,086

AIR FREIGHT & LOGISTICS—1.5%
FedEx Corp.	3,050	254,523
United Parcel Service Inc., Cl. B	4,550	261,033
		515,556
ALUMINUM—0.6%
Alcoa Inc.	13,100	211,172

ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Legg Mason Inc.	6,150	185,484
Northern Trust Corp.	3,300	172,920
		358,404
BIOTECHNOLOGY—3.0%
Amgen Inc. *	6,450	364,877
Celgene Corp. *	4,300	239,424
Gilead Sciences Inc. *	9,950	430,636
		1,034,937
CABLE & SATELLITE—1.2%
Comcast Corp., Cl. A	9,700	155,297
Scripps Networks Interactive Inc.	5,850	242,775
		398,072
COMMUNICATIONS EQUIPMENT—3.4%
Brocade Communications Systems Inc. *	27,250	207,918
Cisco Systems Inc. *	23,980	574,081
Qualcomm Inc.	8,650	400,149
		1,182,148
COMPUTER HARDWARE—5.5%
Apple Inc. *	2,100	442,806
Dell Inc. *	18,500	265,660
Hewlett-Packard Co.	12,200	628,421
International Business Machines Corp.	4,600	602,140
		1,939,027
CONSTRUCTION & ENGINEERING—0.6%
Fluor Corp.	4,500	202,680

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Caterpillar Inc.	2,900	165,271

DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Mastercard Inc.	500	127,990

DIVERSIFIED BANKS—1.0%
Wells Fargo & Co.	13,050	352,220

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—1.0%
Dow Chemical Co., /The	6,200	$171,306
EI Du Pont de Nemours & Co.	5,200	175,084
		346,390
DRUG RETAIL—1.0%
CVS Caremark Corp.	11,250	362,363

ELECTRIC UTILITIES—2.4%
Entergy Corp.	2,150	175,956
Exelon Corp.	6,400	312,768
Southern Co.	10,400	346,528
		835,252
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services Inc.	6,100	172,691

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Monsanto Co.	2,050	167,588

FOOD RETAIL—0.5%
Kroger Co., /The	8,500	174,505

GOLD—0.8%
Goldcorp Inc.	6,700	263,578

HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health Inc.	5,300	170,872

HEALTH CARE EQUIPMENT—2.8%
Baxter International Inc.	2,950	173,106
Boston Scientific Corp. *	22,750	204,750
Medtronic Inc.	4,250	186,915
St. Jude Medical Inc. *	6,600	242,748
Zimmer Holdings Inc. *	2,700	159,597
		967,116
HEALTH CARE FACILITIES—0.8%
Select Medical Holdings Corp.*	24,900	264,438

HOME ENTERTAINMENT SOFTWARE—0.5%
Take-Two Interactive Software Inc.*	17,250	173,363

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	14,800	346,172

HOMEBUILDING—0.8%
Toll Brothers Inc.*	13,850	260,519

HOTELS RESORTS & CRUISE LINES—0.9%
Carnival Corp. *	5,400	171,126
Choice Hotels International Inc.	4,450	140,887
		312,013
HOUSEHOLD PRODUCTS—1.6%
Procter & Gamble Co., /The	9,066	549,672

HYPERMARKETS & SUPER CENTERS—1.8%
Wal-Mart Stores Inc.	11,600	620,020

INDUSTRIAL CONGLOMERATES—1.8%
General Electric Co.	17,050	257,967

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—(CONT.)
McDermott International Inc. *	6,200	$148,862
Tyco International Ltd. *	6,450	230,136
		636,965
INTEGRATED OIL & GAS—6.3%
Chevron Corp.	9,900	762,201
ConocoPhillips	5,150	263,011
Exxon Mobil Corp.	17,150	1,169,458
		2,194,670
INTEGRATED TELECOMMUNICATION SERVICES—3.0%
AT&T Inc.	19,650	550,789
Verizon Communications Inc.	14,250	472,103
		1,022,892
INTERNET SOFTWARE & SERVICES—3.7%
eBay Inc. *	12,100	284,834
Google Inc., Cl. A *	650	402,986
IAC/InterActiveCorp. *	17,025	348,672
Yahoo! Inc. *	14,245	239,031
		1,275,523
INVESTMENT BANKING & BROKERAGE—4.4%
Charles Schwab Corp., /The	13,900	261,598
Goldman Sachs Group Inc., /The	2,500	422,100
Lazard Ltd., Cl. A	11,800	448,045
Morgan Stanley	12,400	367,040
		1,498,783
LEISURE PRODUCTS—0.5%
Coach Inc.	4,950	180,824

LIFE & HEALTH INSURANCE—0.7%
Prudential Financial Inc.	4,950	246,312

MANAGED HEALTH CARE—0.9%
UnitedHealth Group Inc.	10,100	307,848

METAL & GLASS CONTAINERS—0.5%
Owens-Illinois Inc. *	5,200	170,924

MOVIES & ENTERTAINMENT—2.2%
Regal Entertainment Group, Cl. A	12,000	173,280
Viacom Inc., Cl. B *	9,650	286,895
World Wrestling Entertainment Inc.	20,900	320,396
		780,571
OFFICE REITS—0.5%
Digital Realty Trust Inc.	3,650	183,522

OIL & GAS DRILLING—1.4%
Diamond Offshore Drilling Inc.	2,150	211,603
Transocean Ltd. *	3,217	266,368
		477,971
OIL & GAS EQUIPMENT & SERVICES—1.2%
Schlumberger Ltd.	6,200	403,558

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Anadarko Petroleum Corp.	4,650	$290,253
Chesapeake Energy Corp.	6,600	170,808
Devon Energy Corp.	3,300	242,550
Plains Exploration & Production Co. *	7,350	203,301
		906,912
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Enterprise Products Partners LP	5,600	175,896

OTHER DIVERSIFIED FINANCIAL SERVICES—2.9%
Bank of America Corp.	27,650	416,409
JPMorgan Chase & Co.	13,850	577,130
		993,539
PACKAGED FOODS & MEATS—1.6%
General Mills Inc.	2,450	173,485
Kraft Foods Inc., Cl. A	14,067	382,341
		555,826
PHARMACEUTICALS—5.8%
Abbott Laboratories	11,550	623,584
Johnson & Johnson	9,800	631,217
Merck & Co., Inc.	4,550	166,257
Pfizer Inc.	32,450	590,266
		2,011,324
PROPERTY & CASUALTY INSURANCE—1.0%
Travelers Cos., Inc., /The	6,950	346,527

RAILROADS—1.0%
CSX Corp.	7,100	344,279

RESEARCH & CONSULTING SERVICES—0.5%
FTI Consulting Inc.*	3,800	179,208

RESTAURANTS—2.0%
Burger King Holdings Inc.	7,950	149,619
McDonald’s Corp.	6,000	374,640
Starbucks Corp. *	7,500	172,950
		697,209
SEMICONDUCTORS—1.1%
Intel Corp.	18,050	368,220

SOFT DRINKS—3.8%
Coca-Cola Co., /The	7,700	438,900
Hansen Natural Corp. *	6,250	240,000
PepsiCo Inc.	9,800	595,839
		1,274,739
SPECIALIZED FINANCE—0.6%
CME Group Inc.	636	213,664

SPECIALIZED REITS—0.8%
Host Hotels & Resorts Inc.*	23,185	270,569

SYSTEMS SOFTWARE—3.5%
Microsoft Corp.	34,000	1,036,660

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
Oracle Corp.	7,000	$171,780
		1,208,440
THRIFTS & MORTGAGE FINANCE—0.5%
People’s United Financial Inc.	9,750	162,825

TOBACCO—2.4%
Altria Group Inc.	21,350	419,100
Philip Morris International Inc.	8,750	421,662
		840,762
TRUCKING—0.5%
Hertz Global Holdings Inc.*	13,950	166,284

TOTAL COMMON STOCKS (Cost $34,755,738)		33,729,601

CONVERTIBLE PREFERRED STOCK—0.5%
DIVERSIFIED METALS & MINING—0.5%
Freeport-McMoRan Copper & Gold Inc., 6.75%, 5/1/2010*,(L2)(a) (Cost $171,773)	1,447	166,767

MANDATORY CONVERTIBLE BOND—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Citigroup Inc., 7.50%, 12/15/2012*(a) (Cost $200,000)	2,000	208,680

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.7%
SEMICONDUCTORS—0.7%
Intel Corp., 3.25%, 8/1/39(L2)(b) (Cost $200,000)	200,000	230,750

SHORT-TERM INVESTMENTS—0.3%
TIME DEPOSITS—0.3%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $109,152)	109,152	109,152

Total Investments (Cost $35,436,663)(c)	99.7%	34,444,950
Other Assets in Excess of Liabilities	0.3	98,743

NET ASSETS	100.0%	$34,543,693

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 0.7%, of the net assets of the Fund.

(c)

At December 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $35,477,198 amounted to $1,032,248 which consisted of aggregate gross unrealized appreciation of $2,870,926 and aggregate gross unrealized depreciation of $3,903,174.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments‡ December 31, 2009

	SHARES	VALUE
COMMON STOCKS—54.4%
AEROSPACE & DEFENSE—2.2%
BE Aerospace Inc. *	16,400	$385,400
Boeing Co., /The	11,900	644,147
General Dynamics Corp.	10,600	722,602
ITT Corp.	6,600	328,284
Lockheed Martin Corp.	11,500	866,525
		2,946,958
AGRICULTURAL PRODUCTS—0.4%
Archer-Daniels-Midland Co.	6,000	187,860
Bunge Ltd.	4,500	287,235
		475,095
AIR FREIGHT & LOGISTICS—0.7%
FedEx Corp.	3,300	275,385
United Parcel Service Inc., Cl. B	10,100	579,437
		854,822
APPLICATION SOFTWARE—0.2%
Intuit Inc.*	6,500	199,615

ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Invesco Ltd.	9,500	223,155
Legg Mason Inc.	12,600	380,016
		603,171
BIOTECHNOLOGY—1.5%
Amgen Inc. *	6,500	367,705
Celgene Corp. *	10,000	556,800
Cephalon Inc. *	2,800	174,748
Gilead Sciences Inc. *	17,900	774,712
		1,873,965
CABLE & SATELLITE—0.7%
Comcast Corp., Cl. A	21,000	336,210
Scripps Networks Interactive Inc.	12,700	527,050
		863,260
CASINOS & GAMING—0.1%
International Game Technology	9,700	182,069

COAL & CONSUMABLE FUELS—0.3%
Peabody Energy Corp.	8,100	366,201

COMMUNICATIONS EQUIPMENT—2.1%
Brocade Communications Systems Inc. *	46,400	354,032
Cisco Systems Inc. *	66,300	1,587,222
Qualcomm Inc.	17,500	809,550
		2,750,804
COMPUTER HARDWARE—4.1%
Apple Inc. *	11,500	2,424,889
Dell Inc. *	25,200	361,872
Hewlett-Packard Co.	25,200	1,298,052
International Business Machines Corp.	9,400	1,230,460
		5,315,273

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.8%
EMC Corp. *	42,800	$747,716
NetApp Inc. *	7,300	251,047
		998,763
CONSTRUCTION & ENGINEERING—0.5%
Fluor Corp.	8,400	378,336
Foster Wheeler AG *	7,800	229,632
		607,968
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Caterpillar Inc.	5,600	319,144
Deere & Co.	6,500	351,585
Joy Global Inc.	3,900	201,201
		871,930
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	2,600	665,548

DIVERSIFIED BANKS—0.5%
Wells Fargo & Co.	25,600	690,944

DIVERSIFIED CHEMICALS—0.3%
EI Du Pont de Nemours & Co.	10,900	367,003

DRUG RETAIL—1.0%
CVS Caremark Corp.	20,800	669,968
Walgreen Co.	16,400	602,208
		1,272,176
ENVIRONMENTAL & FACILITIES SERVICES—0.1%
Republic Services Inc.	6,200	175,522

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Monsanto Co.	5,800	474,150
Potash Corporation of Saskatchewan Inc.	3,000	325,500
		799,650
FOOD RETAIL—0.4%
Kroger Co., /The	25,200	517,356

FOOTWEAR—0.4%
NIKE Inc., Cl. B	7,800	515,346

GENERAL MERCHANDISE STORES—0.3%
Target Corp.	8,900	430,493

GOLD—0.4%
Goldcorp Inc.	6,300	247,842
Yamana Gold Inc.	24,600	279,948
		527,790
HEALTH CARE EQUIPMENT—2.0%
Beckman Coulter Inc.	5,200	340,288
Boston Scientific Corp. *	42,500	382,500
Covidien PLC	4,500	215,505
Hologic Inc. *	14,800	214,600
Medtronic Inc.	8,100	356,238
NuVasive Inc. *	4,900	156,702
St. Jude Medical Inc. *	13,700	503,886

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Zimmer Holdings Inc. *	5,700	$336,927
		2,506,646
HEALTH CARE FACILITIES—0.4%
Select Medical Holdings Corp.*	54,200	575,604

HEALTH CARE SUPPLIES—0.4%
Inverness Medical Innovations Inc.*	11,600	481,516

HOME ENTERTAINMENT SOFTWARE—0.5%
Electronic Arts Inc. *	13,800	244,950
Take-Two Interactive Software Inc. *	34,900	350,745
		595,695
HOMEBUILDING—0.4%
Toll Brothers Inc.*	30,200	568,062

HOTELS RESORTS & CRUISE LINES—0.1%
Carnival Corp.*	4,800	152,112

HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	18,100	1,097,403

HYPERMARKETS & SUPER CENTERS—1.4%
Costco Wholesale Corp.	5,600	331,352
Wal-Mart Stores Inc.	26,900	1,437,805
		1,769,157
INDUSTRIAL CONGLOMERATES—1.3%
3M Co.	8,300	686,161
General Electric Co.	22,000	332,860
McDermott International Inc. *	14,500	348,145
Tyco International Ltd. *	8,400	299,712
		1,666,878
INDUSTRIAL GASES—0.2%
Praxair Inc.	3,000	240,930

INTEGRATED OIL & GAS—2.0%
Chevron Corp.	7,900	608,221
Exxon Mobil Corp.	20,800	1,418,352
Petroleo Brasileiro SA #	10,900	519,712
		2,546,285
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
AT&T Inc.	23,500	658,705

INTERNET RETAIL—0.8%
Amazon.com Inc. *	3,500	470,820
Expedia Inc. *	20,400	524,484
		995,304
INTERNET SOFTWARE & SERVICES—2.6%
eBay Inc. *	26,650	627,341
Google Inc., Cl. A *	2,100	1,301,958
IAC/InterActiveCorp. *	36,150	740,352
Yahoo! Inc. *	40,500	679,590
		3,349,241

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.3%
Charles Schwab Corp., /The	24,000	$451,680
Goldman Sachs Group Inc., /The	3,200	540,288
Lazard Ltd., Cl. A	5,000	189,850
Morgan Stanley	19,500	577,201
		1,759,019
IT CONSULTING & OTHER SERVICES—0.5%
Cognizant Technology Solutions Corp., Cl. A*	14,700	665,910

LEISURE PRODUCTS—0.3%
Coach Inc.	9,700	354,341

LIFE & HEALTH INSURANCE—0.4%
Prudential Financial Inc.	9,500	472,720

LIFE SCIENCES TOOLS & SERVICES—0.5%
Illumina Inc. *	5,400	165,510
Thermo Fisher Scientific Inc. *	10,800	515,052
		680,562
MANAGED HEALTH CARE—0.7%
Aetna Inc.	7,700	244,090
UnitedHealth Group Inc.	21,700	661,416
		905,506
METAL & GLASS CONTAINERS—0.2%
Owens-Illinois Inc.*	9,200	302,404

MOVIES & ENTERTAINMENT—0.6%
Regal Entertainment Group, Cl. A	11,300	163,172
Viacom Inc., Cl. B *	19,000	564,870
		728,042
OFFICE REITS—0.3%
Digital Realty Trust Inc.	7,200	362,016

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	7,283	603,032

OIL & GAS EQUIPMENT & SERVICES—0.9%
Cameron International Corp. *	13,100	547,580
Schlumberger Ltd.	9,900	644,391
		1,191,971
OIL & GAS EXPLORATION & PRODUCTION—1.5%
Anadarko Petroleum Corp.	11,000	686,620
Chesapeake Energy Corp.	20,200	522,776
Devon Energy Corp.	2,500	183,750
Nexen Inc.	6,200	148,366
Plains Exploration & Production Co. *	15,700	434,262
		1,975,774
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp.	21,200	319,272
JPMorgan Chase & Co.	21,400	891,738
		1,211,010
PACKAGED FOODS & MEATS—0.5%
Kraft Foods Inc., Cl. A	23,600	641,448

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—3.2%
Abbott Laboratories	22,300	$1,203,977
Johnson & Johnson	15,200	979,032
Merck & Co., Inc.	8,900	325,206
Mylan Inc. *	19,300	355,699
Pfizer Inc.	49,420	898,950
Shire PLC #	6,000	352,200
		4,115,064
PROPERTY & CASUALTY INSURANCE—0.3%
Travelers Cos., Inc., /The	7,800	388,908

RESEARCH & CONSULTING SERVICES—0.3%
FTI Consulting Inc.*	7,500	353,700

RESTAURANTS—1.1%
Cheesecake Factory Inc., /The *	22,500	485,775
McDonald’s Corp.	7,800	487,032
Starbucks Corp. *	13,900	320,534
		1,293,341
SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials Inc.	14,600	203,524
Lam Research Corp. *	10,300	403,863
		607,387
SEMICONDUCTORS—0.9%
Avago Technologies Ltd. *	9,900	181,071
Intel Corp.	47,500	969,000
		1,150,071
SOFT DRINKS—1.9%
Coca-Cola Co., /The	15,800	900,600
Hansen Natural Corp. *	13,200	506,880
PepsiCo Inc.	18,900	1,149,120
		2,556,600
SPECIALIZED FINANCE—0.8%
CME Group Inc.	1,328	446,141
Hong Kong Exchanges and Clearing Ltd.	18,400	330,790
IntercontinentalExchange Inc. *	1,900	213,370
		990,301
SPECIALIZED REITS—0.2%
Host Hotels & Resorts Inc.*	17,257	201,389

SYSTEMS SOFTWARE—1.7%
Microsoft Corp.	70,550	2,151,070

TOBACCO—1.3%
Altria Group Inc.	35,200	690,976
Philip Morris International Inc.	20,300	978,257
		1,669,233
TRUCKING—0.3%
Hertz Global Holdings Inc.*	28,500	339,720

TOTAL COMMON STOCKS (Cost $70,949,827)		69,745,799

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—0.5%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Bank of America Corp., 10.00%, 12/31/2049*
(Cost $586,500)	39,100	$583,372

MANDATORY CONVERTIBLE BOND—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Citigroup Inc., 7.50%, 12/15/2012*(a)
(Cost $715,925)	7,000	730,380

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—3.6%
GOLD—0.6%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	650,000	737,749

MULTI-UTILITIES—0.5%
CMS Energy Corp., 5.50%, 6/15/29(L2)	500,000	613,750

OIL & GAS EXPLORATION & PRODUCTION—0.9%
Bill Barrett Corp., 5.00%, 3/15/28(L2)	800,000	774,000
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	350,000	416,938
		1,190,938
SEMICONDUCTORS—0.8%
Intel Corp., 3.25%, 8/1/39(L2)(b)	850,000	980,688

STEEL—0.4%
Steel Dynamics Inc., 5.13%, 6/15/14(L2)	450,000	572,063

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp., 4.00%, 10/1/14(L2)(b)	350,000	461,125

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $4,068,631)		4,556,313

CORPORATE BONDS—22.2%
AUTOMOBILE MANUFACTURERS—0.5%
Ford Motor Credit Co., LLC, 8.13%, 1/15/20(L2)	650,000	639,831

CABLE & SATELLITE—1.0%
Comcast Corp., 5.70%, 7/1/19(L2)	625,000	656,856
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.75%, 10/1/14(L2)(b)	650,000	664,192
		1,321,048
CASINOS & GAMING—0.6%
MGM Mirage Inc., 10.38%, 5/15/14(L2)(b)	650,000	708,500
Scientific Games Corp., 7.88%, 6/15/16(L2)(b)	100,000	101,000
		809,500
COMMUNICATIONS EQUIPMENT—0.3%
Cisco Systems Inc., 4.95%, 2/15/19(L2)	350,000	359,408

COMPUTER HARDWARE—0.5%
Hewlett-Packard Co., 6.13%, 3/1/14(L2)	600,000	671,054

CONSTRUCTION MATERIALS—0.2%
Owens Corning, 9.00%, 6/15/19(L2)	250,000	279,248

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
CONSUMER FINANCE—1.7%
American Express Credit Corp., 7.30%, 8/20/13(L2)	$600,000	$674,871
Capital One Bank USA NA, 8.80%, 7/15/19(L2)	650,000	769,369
Capital One Capital VI, 8.88%, 5/15/40(L2)	650,000	697,125
		2,141,365
DISTILLERS & VINTNERS—0.3%
CEDC Finance Corp., International Inc., 9.13%, 12/1/16(L2)(b)	350,000	362,250

DIVERSIFIED METALS & MINING—0.4%
Anglo American Capital PLC, 9.38%, 4/8/14(L2)(b)	350,000	420,355

ELECTRIC UTILITIES—1.0%
ENEL FINANCE I, 5.13%, 10/7/19(L2)(b)	650,000	655,261
Florida Power Corp., 5.80%, 9/15/17(L2)	600,000	651,496
		1,306,757
ELECTRONIC COMPONENTS—0.5%
Amphenol Corp., 4.75%, 11/15/14(L2)	650,000	650,927

ELECTRONIC EQUIPMENT MANUFACTURERS—0.3%
Agilent Technologies Inc., 5.50%, 9/14/15(L2)	350,000	367,318

FERTILIZERS & AGRICULTURAL CHEMICALS—0.2%
Potash Corporation of Saskatchewan Inc., 5.25%, 5/15/14(L2)	275,000	295,805

FOOD RETAILS—0.7%
Kroger Co., /The, 3.90%, 10/1/15(L2)	250,000	251,685
Safeway Inc., 5.00%, 8/15/19(L2)	650,000	645,803
		897,488
HEALTH CARE DISTRIBUTORS—0.5%
AmerisourceBergen Corp., 4.88%, 11/15/19(L2)	650,000	642,956

HEALTH CARE EQUIPMENT—0.3%
Boston Scientific Corp., 4.50%, 1/15/15(L2)	350,000	351,105

HOMEBUILDING—0.6%
Lennar Corp., 12.25%, 6/1/17(L2)	650,000	786,500

INDUSTRIAL CONGLOMERATES—0.9%
General Electric Capital Corp., 3.75%, 11/14/14(L2)	750,000	749,515
Tyco International Finance SA, 8.50%, 1/15/19(L2)	320,000	387,113
		1,136,628
INTEGRATED OIL & GAS—0.5%
BP Capital Markets PLC, 5.25%, 11/7/13(L2)	600,000	654,109

INTEGRATED TELECOMMUNICATION SERVICES—1.3%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13(L2)	600,000	689,788
Frontier Communications Corp., 6.25%, 1/15/13(L2)	1,000,000	1,007,500
		1,697,288
INTERNET RETAIL—0.6%
Expedia Inc., 7.46%, 8/15/18(L2)	675,000	739,969

LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp., 8.75%, 7/1/19(L2)	350,000	400,574
Prudential Financial Inc., 8.88%, 6/15/38(L2)	650,000	695,500
		1,096,074

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
MANAGED HEALTH CARE—0.4%
Cigna Corp., 5.38%, 3/15/17(L2)	$500,000	$481,948

METAL & GLASS CONTAINERS—0.2%
Ball Corp., 7.13%, 9/1/16(L2)	250,000	257,500

MOVIES & ENTERTAINMENT—0.1%
Time Warner Cable Inc., 8.25%, 2/14/14(L2)	125,000	146,223

OIL & GAS EQUIPMENT & SERVICES—0.3%
Weatherford International Ltd., 9.63%, 3/1/19(L2)	350,000	437,047

OIL & GAS EXPLORATION & PRODUCTION—0.4%
Devon Energy Corp., 6.30%, 1/15/19(L2)	350,000	390,390
PetroHawk Energy Corp., 7.88%, 6/1/15(L2)	150,000	152,250
		542,640
OIL & GAS STORAGE & TRANSPORTATION—1.2%
Inergy LP/Inergy Finance Corp., 8.25%, 3/1/16(L2)	653,000	666,060
Spectra Energy Capital LLC, 5.65%, 3/1/20(L2)	350,000	353,881
Williams Cos Inc., /The, 8.75%, 1/15/20(L2)	350,000	418,266
		1,438,207
OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
Citigroup Inc., 8.50%, 5/22/19(L2)	600,000	694,005
JPMorgan Chase & Co., 7.90%, 12/30/49(L2)	1,000,000	1,034,834
		1,728,839
PACKAGED FOODS & MEATS—0.1%
Kraft Foods Inc., 6.75%, 2/19/14(L2)	125,000	138,354

PHARMACEUTICALS—1.0%
AstraZeneca PLC, 5.40%, 6/1/14(L2)	600,000	658,492
Roche Holdings Inc., 5.00%, 3/1/14(L2)(b)	600,000	642,506
		1,300,998
PROPERTY & CASUALTY INSURANCE—2.0%
CNA Financial Corp., 7.35%, 11/15/19(L2)	1,000,000	1,002,904
Liberty Mutual Group Inc., 7.80%, 3/15/37(L2)(b)	1,350,000	1,127,250
XL Capital Ltd., 6.50%, 12/31/49(L2)	650,000	497,250
		2,627,404
SEMICONDUCTORS—0.3%
Analog Devices Inc., 5.00%, 7/1/14(L2)	350,000	365,483

SOFT DRINKS—0.6%
Coco-Cola Co., /The, 4.88%, 3/15/19(L2)	700,000	730,523

THRIFTS & MORTGAGE FINANCE—0.2%
Countrywide Financial Corp., 6.25%, 5/15/16(L2)	250,000	254,623

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Crown Castle International Corp., 7.13%, 11/1/19(L2)	350,000	348,250

TOTAL CORPORATE BONDS (Cost $26,700,584)		28,425,022

	PRINCIPAL
	AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS—1.9%
INDUSTRIAL CONGLOMERATES—0.8%
GE Capital Commercial Mortgage Corp., 2001-2, 6.59%, 8/11/33(L2)	$1,000,000	$1,058,921

WIRELESS TELECOMMUNICATION SERVICES—1.1%
American Tower Trust, 2007-1A, 5.96%, 4/15/37(L2)(b)	1,500,000	1,515,337

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,498,642)		2,574,258

ASSET BACKED SECURITIES—1.0%
MULTI-UTILITIES—0.5%
CenterPoint Energy Transition Bond Co., LLC, 2005A, 4.97%, 8/1/14(L2)	564,435	588,808

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Nissan Auto Receivables Owner Trust, 2005A, 3.20%, 2/15/13(L2)	650,000	667,907

TOTAL ASSET BACKED SECURITIES (Cost $1,215,802)		1,256,715

U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS—5.4% (c)
COLLATERALIZED MORTGAGE BACKED OBLIGATIONS—4.9%

Federal National Mortgage Association REMICS,(L2)
6.00%, 4/25/35 +,(L2)	1,800,000	1,906,839

Federal Home Loan Mortgage Corp REMICS,(L2)
5.00%, 12/15/32 +,(L2)	1,650,000	1,721,993
6.00%, 8/15/29 +,(L2)	1,880,000	1,993,555
		3,715,548
Government National Mortgage Association REMICS,(L2)
5.00%, 5/16/29 +,(L2)	684,329	697,885
		6,320,272
FEDERAL NATIONAL MORTGAGE ASSOCIATION—0.5%

Federal National Mortgage Association Pool,(L2)
5.00%, 4/01/18 (L2)	666,130	702,257

TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS (Cost $6,774,141)		7,022,529

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—7.9% (c)
FEDERAL HOME LOAN BANK—0.2%

Federal Home Loan Banks,(L2)
5.38%, 6/08/12 (L2)	200,000	216,184

FEDERAL NATIONAL MORTGAGE ASSOCIATION—2.4%

Federal National Mortgage Association,(L2)
4.63%, 5/01/13 (L2)	1,400,000	1,473,977
5.00%, 2/13/17 (L2)	1,400,000	1,521,982
		2,995,959

	PRINCIPAL
	AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—(CONT.)
U.S. GOVERNMENT NOTE/BOND—5.3%

U.S. Treasury Bonds(L2)
5.25%, 11/15/28 (L2)	$1,000,000	$1,083,907

U.S. Treasury Notes(L2)
5.00%, 8/15/11 (L2)	1,285,000	1,370,533
1.13%, 1/15/12 (L2)	1,400,000	1,399,127
1.50%, 12/31/13 (L2)	1,400,000	1,363,579
4.50%, 2/15/16 (L2)	640,000	690,550
4.75%, 8/15/17 (L2)	640,000	694,650
3.50%, 2/15/18 (L2)	150,000	148,817
		5,667,256
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $9,825,291)		9,963,306

SHORT-TERM INVESTMENTS—1.9%
TIME DEPOSITS—1.9%
Wells Fargo Grand Cayman, 0.03%, 1/04/10(L2) (Cost $2,406,014)	2,406,014	2,406,014

Total Investments (Cost $125,741,357)(d)	99.4%	127,263,708
Other Assets in Excess of Liabilities	0.6	769,176

NET ASSETS	100.0%	$128,032,884

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

+	Real Estate Mortgage Investment Conduit
*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 6.5%, of the net assets of the Fund.

(c)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(d)

At December 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $125,877,157 amounted to $1,386,551 which consisted of aggregate gross unrealized appreciation of $10,397,407 and aggregate gross unrealized depreciation of $9,010,856.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities December 31, 2009

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$261,346,654	$356,062,882
Cash	—	—
Receivable for investment securities sold	10,488,575	10,062,904
Receivable for shares of beneficial interest sold	165,003	59,192
Dividends and interest receivable	164,876	359,969
Receivable from Investment Manager	—	—
Prepaid expenses	40,359	51,000
Total Assets	272,205,467	366,595,947
LIABILITIES:
Payable for investment securities purchased	8,730,871	6,586,882
Payable for shares of beneficial interest redeemed	446,285	259,707
Accrued investment advisory fees	170,159	216,138
Accrued transfer agent fees	7,485	9,191
Accrued distribution fees	2,774	1,986
Accrued administrative fees	6,038	8,372
Accrued other expenses	51,253	77,790
Total Liabilities	9,414,865	7,160,066
NET ASSETS	$262,790,602	$359,435,881
Net Assets Consist of:
Paid in capital	323,928,126	653,113,256
Undistributed net investment income	1,047,161	2,534,444
Accumulated net realized loss	(81,445,076)	(317,973,452)
Net unrealized appreciation (depreciation) on investments	19,260,391	21,761,633
NET ASSETS	$262,790,602	$359,435,881
Net Asset Value Per Share
Class I-2	$45.92	$38.80
Class S	$45.01	$38.38
Net Assets By Class
Class I-2	$249,483,214	$350,117,484
Class S	$13,307,388	$9,318,397
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	5,433,435	9,022,531
Class S	295,654	242,814

*Identified Cost	$242,086,284	$334,301,249

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$193,460,028	$1,490,483	$380,975,817	$34,444,950	$127,263,708
Cash	2,355	—	—	—	—
Receivable for investment securities sold	100,450	—	1,827,668	1,231,786	406,474
Receivable for shares of beneficial interest sold	105,871	—	356,272	65,645	42,842
Dividends and interest receivable	78,667	310	52,108	41,537	721,052
Receivable from Investment Manager	—	1,138	—	—	—
Prepaid expenses	36,195	18,436	51,161	21,365	30,814
Total Assets	193,783,566	1,510,367	383,263,026	35,805,283	128,464,890
LIABILITIES:
Payable for investment securities purchased	—	7,401	754,842	1,187,428	252,758
Payable for shares of beneficial interest redeemed	154,206	—	423,809	18,859	60,620
Accrued investment advisory fees	122,064	992	257,888	15,589	72,981
Accrued transfer agent fees	6,060	—	8,822	170	2,237
Accrued distribution fees	1,973	—	11,441	—	59
Accrued administrative fees	4,417	34	8,756	801	2,995
Accrued other expenses	60,209	25,747	54,267	38,743	40,356
Total Liabilities	348,929	34,174	1,519,825	1,261,590	432,006
NET ASSETS	$193,434,637	$1,476,193	$381,743,201	$34,543,693	$128,032,884
Net Assets Consist of:
Paid in capital	294,901,024	2,005,578	402,944,938	67,630,413	153,344,471
Undistributed net investment income	15,829	151	32,884	509,150	3,051,230
Accumulated net realized loss	(111,246,832)	(659,461)	(57,510,986)	(32,604,157)	(29,885,167)
Net unrealized appreciation (depreciation) on investments	9,764,616	129,925	36,276,365	(991,713)	1,522,350
NET ASSETS	$193,434,637	$1,476,193	$381,743,201	$34,543,693	$128,032,884
Net Asset Value Per Share
Class I-2	$10.68	$7.25	$25.58	$9.26	$10.79
Class S	$10.38	$—	$25.11	$—	$11.75
Net Assets By Class
Class I-2	$183,873,306	$1,476,193	$326,880,031	$34,543,693	$127,756,160
Class S	$9,561,331	$—	$54,863,170	$—	$276,724
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	17,216,383	203,669	12,776,900	3,729,963	11,840,658
Class S	921,034	—	2,185,347	—	23,541

*Identified Cost	$183,695,448	$1,360,558	$344,699,452	$35,436,663	$125,741,357

THE ALGER PORTFOLIOS

Statements of Operations

For the year ended December 31, 2009

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$3,077,085	$5,210,628
Interest	24,938	4,054
Other	—	42
Total Income	3,102,023	5,214,724
EXPENSES
Advisory fees—Note 3(a)	1,736,825	2,174,704
Distribution fees—Note3(b):
Class S	26,031	20,226
Administrative fees—Note 3(a)	58,966	84,232
Custodian fees	78,780	39,977
Interest expenses	981	180
Transfer agent fees and expenses—Note 3(d)	55,991	77,000
Printing fees	34,030	54,775
Professional fees	46,628	61,080
Registration fees	74,008	125,824
Trustee fees—Note 3(e)	13,001	13,001
Miscellaneous	20,434	28,709
Total Expenses	2,145,675	2,679,708
Less, expense reimbursement—Note 3(a)	(75,048)	—
Net Expenses	2,070,627	2,679,708
NET INVESTMENT INCOME (LOSS)	1,031,396	2,535,016
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments	32,652,778	4,679,362
Net realized loss on foreign currency transactions	(2,263)	(1,098)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	55,526,468	112,376,614
Net realized and unrealized gain on investments, options and foreign currency	88,176,983	117,054,878
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,208,379	$119,589,894

*Foreign withholding taxes	$52,921	$50,982

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,107,883	$5,214	$1,141,239	$789,222	$1,109,991
Interest	55,390	25	5,223	5,816	3,027,891
Other	308	—	—	—	6,842
Total Income	1,163,581	5,239	1,146,462	795,038	4,144,724
EXPENSES
Advisory fees—Note 3(a)	1,211,404	9,682	2,625,117	178,039	853,350
Distribution fees—Note3(b):
Class S	20,029	—	118,131	—	607
Administrative fees—Note 3(a)	43,834	329	89,124	8,371	33,052
Custodian fees	65,420	17,503	38,779	13,410	28,043
Interest expenses	56	—	—	438	281
Transfer agent fees and expenses—Note 3(d)	39,717	433	80,212	8,110	31,590
Printing fees	46,640	6,618	90,980	17,050	15,775
Professional fees	44,647	19,125	63,125	27,220	36,467
Registration fees	64,390	7,360	106,957	18,417	48,886
Trustee fees—Note 3(e)	13,001	13,001	13,001	13,001	13,001
Miscellaneous	29,477	—	27,458	3,168	10,483
Total Expenses	1,578,615	74,051	3,252,884	287,224	1,071,535
Less, expense reimbursement—Note 3(a)	—	(62,099)	—	(15,186)	(48,076)
Net Expenses	1,578,615	11,952	3,252,884	272,038	1,023,459
NET INVESTMENT INCOME (LOSS)	(415,034)	(6,713)	(2,106,422)	523,000	3,121,265
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments	1,654,817	(162,906)	(8,452,959)	(3,714,877)	(12,804,758)
Net realized loss on foreign currency transactions	(4,176)	—	—	—	(804)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	65,610,670	632,442	133,476,620	11,831,192	40,357,012
Net realized and unrealized gain on investments, options and foreign currency	67,261,311	469,536	125,023,661	8,116,315	27,551,450
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,846,277	$462,823	$122,917,239	$8,639,315	$30,672,715

*Foreign withholding taxes	$26,040	$—	$3,510	$3,409	$780

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net investment income (loss)	$1,031,396	$355,975
Net realized gain (loss) on investments, options and foreign currency transactions	32,650,515	(112,505,508)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	55,526,468	(68,569,668)
Net increase (decrease) in net assets resulting from operations	89,208,379	(180,719,201)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(18,822,263)	(59,522,403)
Class S	(299,187)	(2,796,744)
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(19,121,450)	(62,319,147)
Total increase (decrease)	70,086,929	(243,038,348)
Net Assets:
Beginning of period	192,703,673	435,742,021
END OF PERIOD	$262,790,602	$192,703,673
Undistributed net investment income	$1,047,161	$267,365

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio*
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008
Net investment income (loss)	$2,535,016	$2,262,223	$(415,034)	$(856,287)	$(6,713)	$(9,485)
Net realized gain (loss) on investments, options and foreign currency transactions	4,678,264	(91,328,146)	1,650,641	(108,911,074)	(162,906)	(496,729)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	112,376,614	(152,771,873)	65,610,670	(91,513,284)	632,442	(502,517)
Net increase (decrease) in net assets resulting from operations	119,589,894	(241,837,796)	66,846,277	(201,280,645)	462,823	(1,008,731)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(1,956,246)	(928,592)	—	(398,813)	—	—
Class S	(47,587)	—	—	—	—	—
Net realized gains
Class I-2	—	—	—	(82,828,139)	—	—
Class S	—	—	—	(4,538,846)	—	—
Total dividends and distributions to shareholders	(2,003,833)	(928,592)	—	(87,765,798)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(32,354,147)	(58,041,661)	(8,440,613)	35,341,704	14,214	2,007,887
Class S	(1,271,088)	(1,014,606)	(920,441)	3,543,491	—	—
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(33,625,235)	(59,056,267)	(9,361,054)	38,885,195	14,214	2,007,887
Total increase (decrease)	83,960,826	(301,822,655)	57,485,223	(250,161,248)	477,037	999,156
Net Assets:
Beginning of period	275,475,055	577,297,710	135,949,414	386,110,662	999,156	—
END OF PERIOD	$359,435,881	$275,475,055	$193,434,637	$135,949,414	$1,476,193	$999,156
Undistributed net investment income	$2,534,444	$2,278,051	$15,829	$214,815	$151	$—

* Commenced operations January 2, 2008.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Alger Small Cap Growth Portfolio
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net investment income (loss)	$(2,106,422)	$(3,230,371)
Net realized loss on investments, options and foreign currency transactions	(8,452,959)	(48,253,723)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	133,476,620	(225,250,361)
Net increase (decrease) in net assets resulting from operations	122,917,239	(276,734,455)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	(5,641,392)
Class S	—	(969,387)
Total dividends and distributions to shareholders	—	(6,610,779)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(26,541,455)	(68,785,440)
Class S	(6,081,654)	(10,401,031)
Net decrease from shares of beneficial interest transactions—Note 6	(32,623,109)	(79,186,471)
Total increase (decrease)	90,294,130	(362,531,705)
Net Assets:
Beginning of period	291,449,071	653,980,776
END OF PERIOD	$381,743,201	$291,449,071
Undistributed net investment income	$32,884	$—

See Notes to Financial Statements.

	Alger Growth & Income Portfolio		Alger Balanced Portfolio
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net investment income (loss)	$523,000	$860,313	$3,121,265	$3,892,935
Net realized loss on investments, options and foreign currency transactions	(3,714,877)	(6,510,028)	(12,805,562)	(16,508,210)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	11,831,192	(15,725,460)	40,357,012	(51,181,425)
Net increase (decrease) in net assets resulting from operations	8,639,315	(21,375,175)	30,672,715	(63,796,700)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(768,219)	(1,003,587)	(3,885,030)	(4,659,958)
Class S	—	—	(7,319)	—
Net realized gains
Class I-2	—	—	—	(22,191,368)
Class S	—	—	—	(30,168)
Total dividends and distributions to shareholders	(768,219)	(1,003,587)	(3,892,349)	(26,881,494)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(2,843,200)	(10,226,737)	(17,726,993)	(14,784,128)
Class S	—	—	22,064	(32,877)
Net decrease from shares of beneficial interest transactions—Note 6	(2,843,200)	(10,226,737)	(17,704,929)	(14,817,005)
Total increase (decrease)	5,027,896	(32,605,499)	9,075,437	(105,495,199)
Net Assets:
Beginning of period	29,515,797	62,121,296	118,957,447	224,452,646
END OF PERIOD	$34,543,693	$29,515,797	$128,032,884	$118,957,447
Undistributed net investment income	$509,150	$862,550	$3,051,230	$3,875,051

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER CAPITAL APPRECIATION PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$30.39	$55.39	$41.48	$34.78	$30.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.18	0.05	(0.07)	(0.07)	(0.21)
Net realized and unrealized gain (loss) on investments	15.35	(25.05)	13.98	6.77	4.60
Total from investment operations	15.53	(25.00)	13.91	6.70	4.39
Net asset value, end of period	$45.92	$30.39	$55.39	$41.48	$34.78
Total return	51.10%	(45.13)%	33.53%	19.26%	14.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$249,483	$183,335	$414,959	$298,024	$298,410
Ratio of gross expenses to average net assets	0.99%	0.95%	0.97%	0.98%	0.91%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%
Ratio of net expenses to average net assets	0.95%	0.91%	0.93%	0.98%	0.91%
Ratio of net investment income to average net assets	0.49%	0.12%	(0.15)%	(0.19)%	(0.08)%
Portfolio turnover rate	285.33%	317.72%	254.03%	245.58%	130.14%

	Class S
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$29.86	$54.57	$40.97	$34.44	$30.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.08	(0.05)	(0.16)	(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	15.07	(24.66)	13.76	6.70	4.35
Total from investment operations	15.15	(24.71)	13.60	6.53	4.27
Net asset value, end of period	$45.01	$29.86	$54.57	$40.97	$34.44
Total return	50.69%	(45.28)%	33.20%	18.96%	14.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,307	$9,369	$20,783	$23,845	$17,887
Ratio of gross expenses to average net assets	1.24%	1.20%	1.22%	1.23%	1.16%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.20%	1.16%	1.18%	1.23%	1.16%
Ratio of net investment income to average net assets	0.23%	(0.12)%	(0.34)%	(0.45)%	(0.33)%
Portfolio turnover rate	285.33%	317.72%	254.03%	245.58%	130.14%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER LARGE CAP GROWTH PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$26.48	$49.27	$41.22	$39.24	$35.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.26	0.21	0.08	0.11	0.03
Net realized and unrealized gain (loss) on investments	12.26	(22.91)	8.12	1.92	4.17
Total from investment operations	12.53	(22.70)	8.20	2.03	4.20
Dividends from net investment income	(0.21)	(0.09)	(0.15)	(0.05)	(0.08)
Net asset value, end of period	$38.80	$26.48	$49.27	$41.22	$39.24
Total return	47.57%	(46.15)%	19.94%	5.18%	12.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$350,117	$267,928	$562,009	$613,742	$839,841
Ratio of gross expenses to average net assets	0.87%	0.83%	0.83%	0.83%	0.81%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.87%	0.83%	0.83%	0.83%	0.81%
Ratio of net investment income to average net assets	0.83%	0.54%	0.17%	0.27%	0.10%
Portfolio turnover rate	74.63%	181.23%	133.61%	337.35%	257.14%

	Class S
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$26.23	$48.84	$40.87	$38.96	$34.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.18	0.12	(0.04)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	12.15	(22.73)	8.06	1.90	4.14
Total from investment operations	12.33	(22.61)	8.02	1.91	4.08
Dividends from net investment income	(0.18)	—	(0.05)	—	(0.04)
Net asset value, end of period	$38.38	$26.23	$48.84	$40.87	$38.96
Total return	47.25%	(46.30)%	19.63%	4.90%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,318	$7,547	$15,289	$14,634	$14,250
Ratio of gross expenses to average net assets	1.12%	1.08%	1.08%	1.08%	1.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.12%	1.08%	1.08%	1.08%	1.05%
Ratio of net investment income to average net assets	0.58%	0.30%	(0.08)%	0.03%	(0.15)%
Portfolio turnover rate	74.63%	181.23%	133.61%	337.35%	257.14%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER MID CAP GROWTH PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$7.04	$23.62	$20.75	$21.90	$20.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.05)	(0.07)	(0.09)	(0.31)
Net realized and unrealized gain (loss) on investments	3.66	(10.60)	6.07	2.08	2.22
Total from investment operations	3.64	(10.65)	6.00	1.99	1.91
Dividends from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	—	(5.90)	(3.13)	(3.14)	(0.81)
Net asset value, end of period	$10.68	$7.04	$23.62	$20.75	$21.90
Total return	51.70%	(58.36)%	31.56%	10.14%	9.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$183,873	$128,806	$367,970	$317,649	$369,157
Ratio of gross expenses to average net assets	0.98%	0.92%	0.91%	0.91%	0.86%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.98%	0.92%	0.91%	0.91%	0.86%
Ratio of net investment income to average net assets	(0.25)%	(0.33)%	(0.33)%	(0.42)%	(0.45)%
Portfolio turnover rate	280.22%	353.68%	242.84%	313.80%	226.14%

	Class S
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$6.86	$23.21	$20.48	$21.70	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.08)	(0.12)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	3.56	(10.37)	5.98	2.06	1.91
Total from investment operations	3.52	(10.45)	5.86	1.92	1.84
Distributions from net realized gains	—	(5.90)	(3.13)	(3.14)	(0.81)
Net asset value, end of period	$10.38	$6.86	$23.21	$20.48	$21.70
Total return	51.31%	(58.47)%	31.27%	9.89%	9.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,561	$7,143	$18,141	$15,133	$10,810
Ratio of gross expenses to average net assets	1.23%	1.17%	1.16%	1.17%	1.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.23%	1.17%	1.16%	1.17%	1.11%
Ratio of net investment income to average net assets	(0.50)%	(0.58)%	(0.57)%	(0.68)%	(0.70)%
Portfolio turnover rate	280.22%	353.68%	242.84%	313.80%	226.14%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER SMID CAP GROWTH PORTFOLIO

	Class I-2
	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(i)
Net asset value, beginning of period	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	2.31	(4.98)
Total from investment operations	2.28	(5.03)
Net asset value, end of period	$7.25	$4.97
Total return	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,476	$999
Ratio of gross expenses to average net assets	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	1.00%	1.00%
Ratio of net investment income to average net assets	(0.56)%	(0.64)%
Portfolio turnover rate	74.57%	77.82%

(i)             Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)          Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER SMALL CAP GROWTH PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$17.58	$33.32	$28.42	$23.68	$20.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.17)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss) on investments	8.13	(15.21)	5.11	4.90	3.62
Total from investment operations	8.00	(15.38)	4.90	4.74	3.42
Distributions from net realized gains	—	(0.36)	—	—	—
Net asset value, end of period	$25.58	$17.58	$33.32	$28.42	$23.68
Total return	45.51%	(46.60)%	17.24%	20.02%	16.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$326,880	$248,212	$558,654	$525,675	$509,855
Ratio of gross expenses to average net assets	0.97%	0.92%	0.96%	0.93%	0.91%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.97%	0.92%	0.96%	0.93%	0.91%
Ratio of net investment income to average net assets	(0.61)%	(0.66)%	(0.66)%	(0.63)%	(0.43)%
Portfolio turnover rate	86.65%	57.34%	65.96%	91.40%	97.11%

	Class S
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$17.30	$32.86	$28.10	$23.47	$20.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.23)	(0.29)	(0.23)	(0.06)
Net realized and unrealized gain (loss) on investments	7.98	(14.97)	5.05	4.86	3.40
Total from investment operations	7.81	(15.20)	4.76	4.63	3.34
Distributions from net realized gains	—	(0.36)	—	—	—
Net asset value, end of period	$25.11	$17.30	$32.86	$28.10	$23.47
Total return	45.09%	(46.71)%	16.94%	19.73%	16.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,863	$43,237	$95,327	$80,189	$42,168
Ratio of gross expenses to average net assets	1.22%	1.17%	1.21%	1.18%	0.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.22%	1.17%	1.21%	1.18%	1.15%
Ratio of net investment income to average net assets	(0.86)%	(0.91)%	(0.91)%	(0.88)%	(0.67)%
Portfolio turnover rate	86.65%	57.34%	65.96%	91.40%	97.11%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER GROWTH & INCOME PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$7.20	$12.12	$11.09	$10.28	$10.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.13	0.19	0.18	0.08	0.13
Net realized and unrealized gain (loss) on investments	2.13	(4.90)	0.94	0.86	0.21
Total from investment operations	2.26	(4.71)	1.12	0.94	0.34
Dividends from net investment income	(0.20)	(0.21)	(0.09)	(0.13)	(0.11)
Net asset value, end of period	$9.26	$7.20	$12.12	$11.09	$10.28
Total return	32.17%	(39.47)%	10.13%	9.31%	3.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$34,544	$29,516	$62,121	$68,106	$76,770
Ratio of gross expenses to average net assets	0.94%	0.84%	0.72%	0.91%	0.75%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.89%	0.79%	0.72%	0.91%	0.75%
Ratio of net investment income to average net assets	1.72%	1.86%	1.52%	0.77%	1.08%
Portfolio turnover rate	62.00%	72.01%	83.10%	151.43%	103.93%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

ALGER BALANCED PORTFOLIO

	Class I-2
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$8.64	$14.61	$14.11	$14.44	$13.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.25	0.26	0.26	0.24	0.20
Net realized and unrealized gain (loss) on investments	2.21	(4.35)	1.41	0.39	0.92
Total from investment operations	2.46	(4.09)	1.67	0.63	1.12
Dividends from net investment income	(0.31)	(0.33)	(0.31)	(0.22)	(0.23)
Distributions from net realized gains	—	(1.55)	(0.86)	(0.74)	—
Net asset value, end of period	$10.79	$8.64	$14.61	$14.11	$14.44
Total return	29.25%	(31.76)%	12.37%	4.72%	8.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$127,756	$118,759	$224,090	$254,579	$292,412
Ratio of gross expenses to average net assets	0.89%	0.85%	0.84%	0.86%	0.81%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%
Ratio of net expenses to average net assets	0.85%	0.81%	0.80%	0.86%	0.81%
Ratio of net investment income to average net assets	2.60%	2.19%	1.79%	1.71%	1.29%
Portfolio turnover rate	104.04%	76.32%	103.77%	288.73%	218.77%

	Class S
	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006	Year ended 12/31/2005
Net asset value, beginning of period	$9.43	$15.46	$14.30	$14.61	$13.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.23	0.24	0.19	0.20	0.14
Net realized and unrealized gain (loss) on investments	2.39	(4.72)	1.83	0.40	0.96
Total from investment operations	2.62	(4.48)	2.02	0.60	1.10
Dividends from net investment income	(0.30)	—	—	(0.17)	(0.20)
Distributions from net realized gains	—	(1.55)	(0.86)	(0.74)	—
Net asset value, end of period	$11.75	$9.43	$15.46	$14.30	$14.61
Total return	28.50%	(31.90)%	14.49%	4.46%	8.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$277	$198	$363	$31,528	$43,583
Ratio of gross expenses to average net assets	1.30%	1.10%	1.12%	1.11%	1.06%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.26%	1.06%	1.08%	1.11%	1.06%
Ratio of net investment income to average net assets	2.18%	1.96%	1.48%	1.43%	1.05%
Portfolio turnover rate	104.04%	76.32%	103.77%	288.73%	218.77%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) changed its name from The Alger American Fund on September 23, 2009. The Fund is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually “Portfolio”) (formerly the Alger American Capital Appreciation Portfolio, Alger American LargeCap Growth Portfolio, Alger American MidCap Growth Portfolio, Alger American SmallCap and MidCap Growth Portfolio, Alger American SmallCap Growth Portfolio, Alger American Income and Growth Portfolio, and the Alger American Balanced Portfolio). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s primary investment objective is capital appreciation and current income. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class I-2 shares (formerly Class O shares) and Class S shares except for the Growth & Income Portfolio and SMid Cap Growth Portfolio which only offer Class I-2 shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Short-term securities held by the Portfolios having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolios would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•      Level 1 — quoted prices in active markets for identical investments

•      Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — significant unobservable inputs (including the Portfolios own assumptions in determining the fair value of investments)

The Portfolios valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended December 31, 2009, there were no written options.

The Portfolios may also purchase put and call options. Purchasing call and put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Portfolio Securities: Each Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

exceed one third of the Portfolio’s total assets. The Portfolios may earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The “current market value” of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the year ended December 31, 2009.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned. Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securies, realized gain loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present the Portfolios’ capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. With the exception of Alger SMid Cap Growth Portfolio, the Portfolios open tax years are 2006-2009. Alger SMid Cap Growth Portfolio’s open tax years are 2008-2009. Based upon their review of tax positions for the Portfolios, the Portfolios have determined that ASC

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

740 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2009.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (“Alger Management”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Portfolio	.810%	.0275%
Alger Large Cap Growth Portfolio	.710	.0275
Alger Mid Cap Growth Portfolio	.760	.0275
Alger SMid Cap Growth	.810	.0275
Alger Small Cap Growth Portfolio	.810	.0275
Alger Growth & Income Portfolio	.585	.0275
Alger Balanced Portfolio	.710	.0275

As part of the settlement with the New York State Attorney General (see Note 10— Litigation) Alger Management has agreed to reduce its advisory fee to 0.67% for the Alger Balanced Portfolio, 0.535% for the Alger Growth & Income Portfolio and 0.775% for the Alger Capital Appreciation Portfolio for the period from December 1, 2006 through November 30, 2011.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 1.00% of the daily average net assets through September 23, 2009, and effective September 24, 2009, Alger Management reduced the cap to 0.99% of daily average net assets. For the year ended December 31, 2009, Alger Management reimbursed fees of the Portfolio totaling $62,099.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended December 31, 2009, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid the Distributor $1,017,877, $314,830, $738,773, $1,464, $500,693, $32,500 and $60,588, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Fund (“BFDS”) and other related services. During the year ended December 31, 2009, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $251, $233, $247, $8, $246, $83, and $80 respectively, for these services provided by Alger Management which are included in transfer agent fees and expenses in the Statements of Operations.

(e) Trustee Fees: Certain trustees and officers of the Fund are directors and officers of Alger Management and the Distributor. During the year ended December 31, 2009, each Portfolio paid each Trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees received an additional annual fee of $10,000 which is paid, pro rata, by all portfolios managed by Alger Management. Additionally, each member of the audit committee received an additional $50 from each Portfolio for each audit committee meeting attended, to a maximum of $200 per annum.

(f) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other Portfolios, and each Portfolio may borrow in an amount up to 10% of its net assets from other Portfolios. If a Portfolio has borrowed from other Portfolios and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other Portfolios. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolios.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2009, Alger Large Cap Portfolio and Alger Balanced Portfolio incurred interest expense of $112 and $13, respectively, in connection with interfund loans.

(g) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management and the Distributor. At December 31, 2009 Alger Management and its affiliates owned 200,000 shares of Alger SMid Cap Growth Portfolio Class I-2.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the year ended December 31, 2009, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$594,013,771	$605,270,697
Alger Large Cap Growth Portfolio	223,164,828	221,319,035
Alger SMid Cap Growth Portfolio	900,958	862,728
Alger Mid Cap Growth Portfolio	426,586,076	446,046,960
Alger Small Cap Growth Portfolio	270,123,944	288,738,856
Alger Growth & Income Portfolio	18,559,598	20,766,031
Alger Balanced Portfolio	115,574,920	134,917,007

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate. The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (f). For the year ended December 31, 2009, the Portfolios had the following borrowings:

	AVERAGE	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Portfolio	$53,088	2.32%
Alger Large Cap Growth Portfolio	14,222	1.48
Alger Mid Cap Growth Portfolio	5,203	1.31
Alger Growth & Income Portfolio	23,557	2.29
Alger Balanced Portfolio	30,248	2.20

The highest amount borrowed during the year ended December 31, 2009 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$1,404,516
Alger Large Cap Growth Portfolio	450,000
Alger Mid Cap Growth Portfolio	632,910
Alger Growth & Income Portfolio	232,766
Alger Balanced Portfolio	847,840

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

par value which are divided into seven series. During the year ended December 31, 2009 and the year ended December 31, 2008, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2009		DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	848,597	$32,145,644	943,508	$43,208,599
Shares redeemed	(1,447,904)	(50,967,907)	(2,402,630)	(102,731,002)
Net decrease	(599,307)	$(18,822,263)	(1,459,122)	$(59,522,403)
Class S:
Shares sold	75,711	$2,851,694	89,652	$3,940,202
Shares redeemed	(93,770)	(3,150,881)	(156,788)	(6,736,946)
Net decrease	(18,059)	$(299,187)	(67,136)	$(2,796,744)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	710,838	$23,032,463	1,222,151	$42,011,145
Dividends reinvested	67,434	1,956,246	20,169	928,592
Shares redeemed	(1,875,653)	(57,342,856)	(2,529,148)	(100,981,398)
Net decrease	(1,097,381)	$(32,354,147)	(1,286,828)	$(58,041,661)
Class S:
Shares sold	31,336	$980,008	75,449	$2,398,552
Dividends reinvested	1,655	47,587	—	—
Shares redeemed	(77,900)	(2,298,683)	(100,746)	(3,413,158)
Net decrease	(44,909)	$(1,271,088)	(25,297)	$(1,014,606)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	3,177,771	$27,617,755	2,766,354	$37,739,388
Dividends reinvested	—	—	5,578,214	83,226,952
Shares redeemed	(4,265,908)	(36,058,368)	(5,617,654)	(85,624,636)
Net increase (decrease)	(1,088,137)	$(8,440,613)	2,726,914	$35,341,704
Class S:
Shares sold	128,294	$1,035,908	161,671	$1,844,043
Dividends reinvested	—	—	311,734	4,538,846
Shares redeemed	(248,972)	(1,956,349)	(213,414)	(2,839,398)
Net increase (decrease)	(120,678)	$(920,441)	259,991	$3,543,491

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	2,646	$14,898	201,167	$2,008,072
Shares redeemed	(115)	(684)	(29)	(185)
Net increase	2,531	$14,214	201,138	$2,007,887

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2009		FOR THE YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	926,499	$19,799,723	922,473	$23,776,473
Dividends reinvested	—	—	190,716	5,641,392
Shares redeemed	(2,264,820)	(46,341,178)	(3,765,425)	(98,203,305)
Net decrease	(1,338,321)	$(26,541,455)	(2,652,236)	$(68,785,440)
Class S:
Shares sold	35,035	$660,427	74,824	$1,684,864
Dividends reinvested	—	—	33,255	969,387
Shares redeemed	(349,140)	(6,742,081)	(509,307)	(13,055,282)
Net decrease	(314,105)	$(6,081,654)	(401,228)	$(10,401,031)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	363,903	$2,931,455	205,647	$1,984,919
Dividends reinvested	107,143	768,219	88,892	1,003,587
Shares redeemed	(840,309)	(6,542,874)	(1,319,797)	(13,215,243)
Net decrease	(369,263)	$(2,843,200)	(1,025,258)	$(10,226,737)

Alger Balanced Portfolio
Class I-2:
Shares sold	843,697	$8,050,600	719,749	$8,700,463
Dividends reinvested	438,986	3,885,030	2,204,542	26,851,326
Shares redeemed	(3,183,478)	(29,662,623)	(4,521,385)	(50,335,917)
Net decrease	(1,900,795)	$(17,726,993)	(1,597,094)	$(14,784,128)
Class S:
Shares sold	4,947	$46,643	5,905	$86,175
Dividends reinvested	760	7,319	2,268	30,168
Shares redeemed	(3,249)	(31,898)	(10,551)	(149,220)
Net increase (decrease)	2,458	$22,064	(2,378)	$(32,877)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2009 and the year ended December 31, 2008 was as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$2,003,833	$928,592
Long-term capital gain	—	—
Total distributions paid	$2,003,833	$928,592

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	77,440,191
Long-term capital gain	—	10,325,607
Total distributions paid	—	$87,765,798

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	6,610,779
Total distributions paid	—	$6,610,779

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	768,219	1,003,587
Long-term capital gain	—	—
Total distributions paid	$768,219	$1,003,587

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	3,892,349	24,371,251
Long-term capital gain	—	2,510,243
Total distributions paid	$3,892,349	$26,881,494

As of December 31, 2009, the components of accumulated gains and losses on a tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$1,005,106
Undistributed long-term gains	—
Net accumulated earnings	1,005,106
Capital loss carryforwards	(78,255,499)
Post-October losses	(378,808)
Temporary differences	22
Net unrealized appreciation	16,491,655
Total accumulated losses	$(61,137,524)

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Portfolio
Undistributed ordinary income	2,531,114
Undistributed long-term gains	—
Net accumulated earnings	2,531,114
Capital loss carryforwards	(310,965,228)
Post-October losses	(5,818,657)
Temporary differences	(2)
Net unrealized appreciation	20,575,398
Total accumulated losses	$(293,677,375)

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(106,558,634)
Post-October losses	(2,165,096)
Temporary differences	38
Net unrealized appreciation	7,257,305
Total accumulated losses	$(101,466,387)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(650,486)
Post-October losses	(4,961)
Temporary differences	—
Net unrealized appreciation	126,062
Total accumulated losses	$(529,385)

Alger Small Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(54,329,030)
Post-October losses	(2,688,061)
Temporary differences	3
Net unrealized appreciation	35,815,351
Total accumulated losses	$(21,201,737)

Alger Growth & Income Portfolio
Undistributed ordinary income	507,709
Undistributed long-term gains	—
Net accumulated earnings	507,709
Capital loss carryforwards	(32,017,629)
Post-October losses	(544,552)
Temporary differences	—
Net unrealized depreciation	(1,032,248)
Total accumulated losses	$(33,086,720)

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio
Undistributed ordinary income	3,136,124
Undistributed long-term gains	—
Net accumulated earnings	3,136,124
Capital loss carryforwards	(28,684,436)
Post-October losses	(1,149,822)
Temporary differences	(4)
Net unrealized appreciation	1,386,551
Total accumulated losses	$(25,311,587)

At December 31, 2009, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	Alger Capital
	Appreciation	Alger Large Cap	Alger Mid Cap	Alger SMid Cap
Expiration Dates	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio
2010	$52,924	$197,581,667	—	—
2011	—	31,134,918	—	—
2016	56,790,836	32,243,835	55,983,383	341,116
2017	21,411,739	50,004,808	50,575,251	309,370
Total	78,255,499	310,965,228	106,558,634	650,486

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2010	—	$17,026,081	—
2011	—	5,270,882	—
2016	22,354,958	3,684,992	5,011,864
2017	31,974,072	6,035,674	23,672,572
Total	54,329,030	32,017,629	28,684,436

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2009:

Alger Capital Appreciation Portfolio
Undistributed net investment income	$(251,600)
Accumulated net realized loss	$224,248
Paid in capital	$27,352

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Portfolio
Undistributed net investment income	$(274,790)
Accumulated net realized loss	$307,529
Paid in capital	$(32,739)

Alger Mid Cap Growth Portfolio
Undistributed net investment income	$216,048
Accumulated net realized loss	$246,263
Paid in capital	$(462,311)

Alger SMid Cap Growth Portfolio
Undistributed net investment income	$6,864
Accumulated net realized loss	$174
Paid in capital	$(7,038)

Alger Small Cap Growth Portfolio
Undistributed net investment income	$2,139,306
Accumulated net realized loss	—
Paid in capital	$(2,139,306)

Alger Growth & Income Portfolio
Undistributed net investment income	$(108,181)
Accumulated net realized loss	$2,899
Paid in capital	$105,282

Alger Balanced Portfolio
Undistributed net investment income	$(52,737)
Accumulated net realized loss	$(1,912)
Paid in capital	$54,649

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments. The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolios’ investments carried at fair value:

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$24,279,142	$24,279,142	—	—
Consumer Staples	12,852,700	12,852,700	—	—
Energy	21,603,930	21,603,930	—	—
Financials	28,405,547	28,405,547	—	—
Health Care	34,998,332	34,998,332	—	—
Industrials	19,098,258	19,098,258	—	—
Information Technology	92,629,072	92,629,072	—	—
Materials	13,412,249	13,412,249	—	—
TOTAL COMMON STOCKS	247,279,230	247,279,230	—	—

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE PREFERRED STOCK
Financials	$4,719,196	$4,719,196	—	—
MANDATORY CONVERTIBLE BOND
Financials	$1,669,440	$1,669,440	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$7,678,788	—	$7,678,788	—
TOTAL INVESTMENTS IN SECURITIES	$261,346,654	$253,667,866	$7,678,788	—

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$33,836,207	$33,836,207	—	—
Consumer Staples	$50,772,213	$50,772,213	—	—
Energy	25,785,511	25,785,511	—	—
Financials	26,908,889	26,908,889	—	—
Health Care	59,029,655	59,029,655	—	—
Industrials	29,588,815	29,588,815	—	—
Information Technology	114,488,595	114,488,595	—	—
Materials	10,871,832	10,871,832	—	—
Telecommunication Services	2,524,506	2,524,506	—	—
Utilities	2,202,452	2,202,452	—	—
TOTAL COMMON STOCKS	356,008,675	356,008,675	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$54,207	—	$54,207	—
TOTAL INVESTMENTS IN SECURITIES	$356,062,882	$356,008,675	$54,207	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$24,378,525	$24,378,525	—	—
Consumer Staples	7,619,515	7,619,515	—	—
Energy	14,193,791	14,193,791	—	—
Financials	19,442,002	19,442,002	—	—
Health Care	26,946,343	26,946,343	—	—
Industrials	17,361,527	17,361,527	—	—
Information Technology	56,262,648	56,262,648	—	—
Materials	5,933,991	5,933,991	—	—
TOTAL COMMON STOCKS	172,138,342	172,138,342	—	—
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$1,997,330	—	$1,997,330	—
SHORT-TERM INVESTMENTS
Time Deposits	$19,324,356	—	$19,324,356	—
TOTAL INVESTMENTS IN SECURITIES	$193,460,028	$172,138,342	$21,321,686	—

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$223,201	$223,201	—	—
Consumer Staples	$44,222	$44,222	—	—
Energy	65,400	65,400	—	—
Financials	119,142	119,142	—	—
Health Care	307,555	307,555	—	—
Industrials	238,310	238,310	—	—
Information Technology	353,299	353,299	—	—
Materials	57,643	57,643	—	—
Telecommunication Services	18,105	18,105	—	—
Utilities	16,669	16,669	—	—
TOTAL COMMON STOCKS	1,443,546	1,443,546	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$46,937	—	$46,937	—
TOTAL INVESTMENTS IN SECURITIES	$1,490,483	$1,443,546	$46,937	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$57,862,860	$57,862,860	—	—
Consumer Staples	8,948,792	8,948,792	—	—
Energy	16,997,727	16,997,727	—	—
Financials	20,192,576	20,192,576	—	—
Health Care	86,649,439	86,649,439	—	—
Industrials	63,011,797	63,011,797	—	—
Information Technology	93,943,920	93,943,920	—	—
Materials	11,839,483	11,839,483	—	—
Telecommunication Services	7,240,684	7,240,684	—	—
Utilities	4,714,145	4,714,145	—	—
TOTAL COMMON STOCKS	371,401,423	371,401,423	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$9,574,394	—	$9,574,394	—
TOTAL INVESTMENTS IN SECURITIES	$380,975,817	$371,401,423	$9,574,394	—

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,975,380	$2,975,380	—	—
Consumer Staples	4,495,973	4,495,973	—	—
Energy	4,159,007	4,159,007	—	—
Financials	4,626,365	4,626,365	—	—
Health Care	4,756,535	4,756,535	—	—
Industrials	3,423,834	3,423,834	—	—
Information Technology	6,274,711	6,274,711	—	—
Materials	1,159,652	1,159,652	—	—
Telecommunication Services	1,022,892	1,022,892	—	—
Utilities	835,252	835,252	—	—
TOTAL COMMON STOCKS	33,729,601	33,729,601	—	—

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Information Technology	$230,750	—	$230,750	—
CONVERTIBLE PREFERRED STOCK
Materials	$166,767	—	$166,767	—
MANDATORY CONVERTIBLE BOND
Financials	$208,680	$208,680	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$109,152	—	$109,152	—
TOTAL INVESTMENTS IN SECURITIES	$34,444,950	$33,938,281	$506,669	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$6,082,370	$6,082,370	—	—
Consumer Staples	$9,998,468	$9,998,468	—	—
Energy	6,683,263	6,683,263	—	—
Financials	6,679,478	6,679,478	—	—
Health Care	11,138,863	11,138,863	—	—
Industrials	7,817,498	7,817,498	—	—
Information Technology	18,449,377	18,449,377	—	—
Materials	2,237,777	2,237,777	—	—
Telecommunication Services	658,705	658,705	—	—
TOTAL COMMON STOCKS	69,745,799	69,745,799	—	—
CONVERTIBLE CORPORATE BONDS
Energy	$1,190,938	—	$1,190,938	—
Information Technology	980,688	—	980,688	—
Materials	1,309,812	—	1,309,812	—
Telecommunication Services	461,125	—	461,125	—
Utilities	613,750	—	613,750	—
TOTAL CONVERTIBLE CORPORATE BONDS	4,556,313	—	4,556,313	—
CONVERTIBLE PREFERRED STOCK
Financials	$583,372	$583,372	—	—
CORPORATE BONDS
Consumer Discretionary	$4,443,071	—	$4,443,071	—
Consumer Staples	2,128,615	—	2,128,615	—
Energy	3,072,003	—	3,072,003	—
Financials	7,848,305	—	7,848,305	—
Health Care	2,777,007	—	2,777,007	—
Industrials	1,136,628	—	1,136,628	—
Information Technology	2,414,190	—	2,414,190	—
Materials	1,252,908	—	1,252,908	—
Telecommunication Services	2,045,538	—	2,045,538	—
Utilities	1,306,757	—	1,306,757	—
TOTAL CORPORATE BONDS	28,425,022	—	28,425,022	—

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MANDATORY CONVERTIBLE BOND
Financials	$730,380	$730,380	—	—
COLLATERALIZED MORTGAGE OBLIGATIONS
Industrials	$1,058,921	—	$1,058,921	—
Telecommunication Services	$1,515,337	—	$1,515,337	—
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS	2,574,258	—	2,574,258	—
ASSET BACKED SECURITIES
Financials	$667,907	—	$667,907	—
Utilities	588,808	—	588,808	—
TOTAL ASSET BACKED SECURITIES	1,256,715	—	1,256,715	—
U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS
Collateralized Mortgage Backed Obligations	$6,320,272	—	$6,320,272	—
Federal National Mortgage Association	702,257	—	702,257	—
TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS	7,022,529	—	7,022,529	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Federal Home Loan Bank	$216,184	—	$216,184	—
Federal National Mortgage Association	2,995,959	—	2,995,959	—
U.S. Treasury Bonds	1,083,907	—	1,083,907	—
U.S. Treasury Notes	5,667,256	—	5,667,256	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	9,963,306	—	9,963,306	—
SHORT-TERM INVESTMENTS
Time Deposits	$2,406,014	—	$2,406,014	—
TOTAL INVESTMENTS IN SECURITIES	$127,263,708	$71,059,551	$56,204,157	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolios purchase put options or write covered call options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Portfolios will segregate assets to cover their obligations under option contracts.

For the year ended December 31, 2009, the Alger Mid Cap Growth Portfolio had option purchases of $2,317,655 and option sales of $2,615,981. The effect of derivative instruments on the Statement of operations for the year ended December 31, 2009 is as follows:

Amount of realized gain (loss) on derivatives recognized in income

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$298,325
Total	$298,325

Change in unrealized appreciation (depreciation) on derivatives

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	—
Total	—

NOTE 10 — Litigation:

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from

THE ALGER PORTFOLIOS |

NOTES TO FINANCIAL STATEMENTS (Continued)

further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims were dismissed by the court, the class and derivative suits were settled in principle, but such settlement remains subject to court approval.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009. At this time, management is evaluating the implications of ASU 2010-06.

NOTE 12 — Subsequent Event:

Each Portfolio has evaluated events that have occurred after December 31, 2009 but before February 12, 2010, the date that these financial statements were issued. No such events have been identified which require recognition as of December 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (formerly the Alger American Fund) (the “Funds”) comprising the Alger Capital Appreciation (formerly Alger American Capital Appreciation Portfolio), Alger Large Cap Growth (formerly Alger American LargeCap Growth Portfolio), Alger Mid Cap Growth (formerly Alger American MidCap Growth Portfolio), Alger SMid Cap Growth (formerly Alger American SmallCap and MidCap Portfolio), Alger Small Cap Growth (formerly Alger American SmallCap Growth Portfolio), Alger Growth & Income (formerly Alger American Income & Growth Portfolio) and Alger Balanced (formerly Alger American Balanced Portfolio) Portfolios as of December 31, 2009, and the related statements of operations and statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ statements of changes in net assets for the period ended December 31, 2008, and the financial highlights for the respective periods ended December 31, 2008 were audited by other auditors, whose report dated February 10, 2009, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 12, 2010

THE ALGER PORTFOLIOS |

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2009 and ending December 31, 2009.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Six Months Ended December 31, 2009(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2009(b)
Alger Capital Appreciation Portfolio
Class I-2 Actual	$1,000.00	$1,274.10	$5.45	0.95%
Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

Class S Actual	1,000.00	1,272.20	6.87	1.20
Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Six Months Ended December 31, 2009(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2009(b)
Alger Large Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,278.20	$5.00	0.87%
Hypothetical(c)	1,000.00	1,020.82	4.43	0.87
Class S Actual	1,000.00	1,277.00	6.43	1.12
Hypothetical(c)	1,000.00	1,019.56	5.70	1.12

Alger Mid Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,263.90	$5.59	0.98%
Hypothetical(c)	1,000.00	1,020.27	4.99	0.98
Class S Actual	1,000.00	1,262.80	7.02	1.23
Hypothetical(c)	1,000.00	1,019.00	6.26	1.23

Alger SMid Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,239.30	$5.64	1.00%
Hypothetical(c)	1,000.00	1,020.16	5.09	1.00

Alger Small Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,225.70	$5.44	0.97%
Hypothetical(c)	1,000.00	1,020.32	4.94	0.97
Class S Actual	1,000.00	1,224.40	6.84	1.22
Hypothetical(c)	1,000.00	1,019.06	6.21	1.22

Alger Growth & Income Portfolio
Class I-2 Actual	$1,000.00	$1,216.80	$4.97	0.89%
Hypothetical(c)	1,000.00	1,020.72	4.53	0.89

Alger Balanced Portfolio
Class I-2 Actual	$1,000.00	$1,167.70	$4.64	0.85%
Hypothetical(c)	1,000.00	1,020.92	4.33	0.85
Class S Actual	1,000.00	1,165.70	6.88	1.26
Hypothetical(c)	1,000.00	1,018.85	6.41	1.26

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized

(c)        5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (48)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (56)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27
Roger P. Cheever (64)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27
Lester L. Colbert Jr. (75)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27
Stephen E. O’Neil (77)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27
David Rosenberg (47)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27
Nathan E. Saint-Amand M.D. (72)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (47) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A
Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC.	2005	N/A
Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A
Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2009, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the “Agreement”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management’s services by Callan Associates Inc. (“Callan”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials. At the outset of the presentation the Trustees were informed that from time to time Callan may recommend Alger Management to certain of Callan’s consulting or other clients as an investment adviser and that this fact might be deemed to give rise to a potential conflict of interest for Callan in its services to the Fund.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided by Alger Management under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by Callan, the characteristics of each equity Portfolio had been typical of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns for the year-to-date (at 8/31/09), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that while the performance of each of the pure growth equity Portfolios relative to its peer group and benchmark for the reported periods predating 2009 was uneven, each of those Portfolios outperformed its benchmark and placed above the median in its peer group (generally by a substantial margin) for the year to date. The Trustees also noted that the performance of the Balanced Portfolio, which had likewise been uneven prior to 2009, had placed it in the top quartile of its peer group for 2009 to date. As to the Income & Growth Portfolio, because of the Portfolio’s relative distinctive investment practices the Trustees relied primarily on the Portfolio’s performance against the S&P 500 rather than relative to a peer group and noted that by that measure the Portfolio had performed well during 2009 to date (and frequently during the prior reported periods).

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates. The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2009. In addition, the Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while most fees and expense ratios were near or below the median, the fees of the Balanced Portfolio and the Capital Appreciation Portfolio and the Class-S expense ratios of the Large Cap, Mid Cap, Capital Appreciation and Balanced Portfolios were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolios had been profitable to either or both of those entities in the case of one or more Portfolios, the profit margin in each case was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Portfolio for the six months through June 30, 2009 and the twelve months through December 31, 2008, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement, that Alger, Inc. provides a substantial portion of the Portfolios’ equity brokerage and that Alger Management also receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the administration fee, brokerage and shareholder services fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Portfolio by Alger Management are adequate and appropriate.

•                  The Board was generally satisfied with the performance of each of the Portfolios.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Portfolios’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Portfolio.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

Change in Independent Registered Public Accounting Firm

On May 12, 2009, Deloitte & Touche LLP was selected as each Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of each Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Deloitte & Touche LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 12, 2009, there were no disagreements between the Funds and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

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THE ALGER PORTFOLIOS

111 Fifth Avenue
New York, NY 10003
(800) 992-3862
www.alger.com

Investment Advisor

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger American Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2009	$153,500
December 31, 2008	$183,750

b)   Audit-Related Fees: NONE

c)    Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2009	$25,550
December 31, 2008	$30,800

d)   All Other Fees:

December 31, 2009	$6,000
December 31, 2008	$15,500

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)    1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)      Not Applicable

g)   Non-Audit Fees:

December 31, 2009	$185,050
December 31, 2008	$282,950 and 15,068 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 11, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 11, 2010